THE FLEX-FUNDS


                    2000 ANNUAL REPORT


                    The Muirfield Fund (R)
                    The Total Return Utilities Fund
                    The Highlands Growth Fund
                    The Dynamic Growth Fund
                    The Aggressive Growth Fund
                    The U.S. Government Bond Fund
                    The Money Market Fund


December 31, 2000



THE FLEX-FUNDS
    P.O. Box 7177
    Dublin, Ohio 43017
    TOLL FREE (800)325-3539
    E-mail: flexfunds@meederfinancial.com
    Internet: www.flexfunds.com

WWW.FLEXFUNDS.COM

New Look, New Features

     o    ACCESS YOUR FLEX-FUNDS ACCOUNT

               - View Your Account Summary

               Your current balance in each fund is listed, along with the total number of shares and any accrued interest.

               - View Current Month Transactions

               For each account, all purchases, redemptions, and reinvestments for the current month are included on this page. You can also review purchases, redemptions, and reinvestments for any time period that you specify.

     o    SEE DAILY FUND PRICES

               - Check prices on all the funds in your portfolio

     o    ACCESS FUND FACT SHEETS

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               Flex-funds

     o    DOWNLOAD FORMS AND PROSPECTUSES

               - Current IRA and Regular account applications and prospectuses for The Flex-funds

     o    READ THE LATEST MARKET PERSPECTIVE

               - Information about the market from the Investment Specialists at Meeder Financial updated twice a month

     o    PLAN FOR YOUR RETIREMENT

               - Articles on current Retirement topics

THE FLEX-FUNDS

                               TABLE OF CONTENTS

Annual Market Commentary....................................................4

Performance Update..........................................................9

The Muirfield Fund.........................................................10

The Total Return Utilities Fund............................................12

The Highlands Growth Fund..................................................14

The Dynamic Growth Fund....................................................16

The Aggressive Growth Fund.................................................18

The U.S. Government Bond Fund..............................................20

The Money Market Fund......................................................22

Portfolio Holdings
& Financial Statements.....................................................24

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000

ANNUAL MARKET COMMENTARY

The Year 2000 was a challenging year for The Flex-funds, as well as a year of change and a year of progress. In February, two new funds joined to our roster of investment options. In December, we launched a revamped web site, providing account access to all Flex-funds shareholders.

Hanging over this year of progress was an ominous cloud. The Year 2000 brought the most difficult stock market environment of the last 25 years, as the major equity market indices posted steep losses for the first time in several years. Under these gloomy conditions, we enjoyed some successes as well as some disappointments.

THE TOTAL RETURN UTILITIES FUND, which earned a 5-star rating from Morningstar1 as of 12/31/00 out of 4,164 domestic equity funds, outperformed its peer group with a 20.03% annual total return, compared with the 7.15% total return of the average utility fund2. After a rough start in the 2nd Quarter, our two newest funds -- THE DYNAMIC GROWTH FUND and THE AGGRESSIVE GROWTH FUND - each outperformed their respective benchmarks since June 30, 2000. The Dynamic Growth Fund returned 0.77% for the six months ended December 31, 2000, outperforming the -8.44% total return of the average growth fund for the same period. The Aggressive Growth Fund returned -1.05% for the six months ended December 31, 2000, strongly outperforming the -18.24% total return of the average aggressive growth fund for the same period. THE HIGHLANDS GROWTH FUND performed relatively in line with its benchmark, the S&P 5003, with a -9.76% total return for 2000.

The performance for THE MUIRFIELD FUND for 2000 was disappointing. However, the underperformance was isolated to the 2nd Quarter. The Fund outperformed the S&P 500 in the 1st and 4th Quarters, and performed generally in line with the S&P 500 in the 3rd Quarter. Yet, the results of the 1st, 3rd and 4th Quarters were not sufficient to offset the underperformance of the 2nd Quarter. You can read our year-end summary for our equity funds on Pages 10-19 of this Annual Report.

THE MONEY MARKET FUND continues to rank among the top general purpose money market funds in the country for total return. In 2000, we completed our 15th consecutive year of ranking among the top 10%4 of all general purpose money market funds for 12-month total return for all time periods monitored by iMoneyNet, Inc. THE U.S. GOVERNMENT

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


BOND FUND earned strong positive returns of over 8% in 2000, though slightly underperforming its benchmark. This was primarily due to the inverted yield curve that developed in mid-year, which mandated that the Fund adopt a partially defensive position. You can read our year-end summary for The Money Market and U.S. Government Bond Funds on Pages 20-23 of this Annual Report.

The equity markets in 2000 were very volatile, and broad sectors of the market displayed widely divergent returns over very short periods of time. Let's begin our analysis by revisiting a chart we have used on several occasions. Chart 1 below presents the relative performance of the Nasdaq 1003 and the Dow Jones Industrial Average3 versus the S&P 500 Index. When we first looked at the chart, it presented the dichotomy of performance between so-called "new economy" stocks and "old economy" stocks. In retrospect, we understand that the chart presents a period not of rotation but of transition -- from a bull market led by growth stocks to a bear market led by value stocks.


[GRAPH] Chart 1: Value of $100 invested in the S&P 500 Index, Dow Jones
        Industrial Average, and Nasdaq 100 Index from December 31, 1999 to December 31, 2000. Source: ILX.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000

ANNUAL MARKET COMMENTARY Continued

Early in the year, euphoria about the record economic expansion carried the market to new highs. Y2K fears quickly vanished, and investors reaped rewards as prices rapidly marched upward, until March. Several factors sent the market into a tailspin in the spring. Slower growth rates, possible regulation of the biotechnology industry, antitrust litigation against Microsoft, and subdued optimism from investment professionals accelerated a change in the investment outlook from bullish to bearish. The equity market responded with rapid liquidation, which initially lasted through May. The Federal Reserve Board made a series of moves that contributed to the disappointing equity performance. From June 1999 to May 2000, the Fed aggressively increased the Fed funds target rate from 4.75% to 6.50%.

During the summer, economic statistics revealed a weakening economy and waning inflationary pressure. The market staged a recovery during the summer on expectations that the Fed would end its tightening monetary policy. However, the Fed maintained the 6.50% Fed funds target rate through the end of the year. After its December meeting, the Federal Reserve Board officially ended its "inflationary" bias, having reported a "recessionary" bias. The revised bias indicates that the Fed is inclined to stimulate economic activity in order to prevent - or at least minimize - an economic recession.

In September, bearish sentiment returned to Wall Street, as a strong U.S. dollar slackened worldwide demand for U.S. products and many multinational companies reported disappointing sales and earnings. Technology companies found difficulty sustaining the extreme growth rates that had prevailed in recent years, and the Nasdaq index fell more than 50% from its March high. However, there were a few bright spots in the equity market, specifically in the financial services, energy, and healthcare sectors.

An uncertain political scene also contributed to the equity market decline after Labor Day. While the presidential campaign -- clearly one of the closest contests in our nation's history - loomed with uncertainty, the equity markets were down during September and October. After Election Day, equity prices continued to decline while the contest was challenged all the way to the U.S. Supreme Court. The market preferred clarity and finality rather than what transpired during the campaign, election and contests.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


The fixed income market was dominated by two prevailing trends in 2000. Short-term rates increased during the first half of the year as the Federal Reserve Board raised the Fed funds target rate. Long-term rates decreased during the second half of the year as investors looked forward with diminished concerns for inflation. Chart 2 below illustrates the change that occurred in the yield curve in 2000, flattening by mid-year and inverting by year end. Chart 3 below illustrates the upward trend of the value of 10-Year U.S. Treasury Notes as yields declined. These trends combined to shape an inverted yield curve to such a magnitude as we have not witnessed in decades.


[GRAPH] Chart 2: U.S. Treasury Yield Curve
        December 31, 1999; June 30, 2000; December 31, 2000
        Source: ILX

THE YIELD CURVE PRESENTS A SNAPSHOT OF INTEREST RATES AT A GIVEN POINT IN TIME, FROM SHORT-TERM TO LONG-TERM U.S. GOVERNMENT BONDS. THE YIELD CURVE ON DECEMBER 31, 1999 IS NORMAL; SHORT-TERM YIELDS ARE LOWER THAN LONG-TERM YIELDS. BY JUNE 30, 2000, YOU CAN SEE THE EFFECT THE FED'S RATE HIKES HAD ON THE BOND MARKET; SHORT-TERM RATES ROSE AND LONG-TERM RATES FELL, LEADING TO A FLATTER YIELD CURVE. BY THE END OF 2000, LONG-TERM YIELDS HAD FALLEN BELOW SHORT-TERM YIELDS, MOST DRAMATICALLY IN INTERMEDIATE-TERM (3 TO 10-YEAR) BONDS. AN INVERTED YIELD CURVE TYPICALLY MANDATES A MORE DEFENSIVE POSITION IN OUR FIXED INCOME DISCIPLINE.


[GRAPH] Chart 3: Value of $100 invested in 10-Year U.S. Treasury Notes
        December 31, 1999 to December 31, 2000

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000

ANNUAL MARKET COMMENTARY Continued

Despite the difficulties of 2000, the financial markets are still not well-defined. From its current levels, the market may continue to depreciate growth stocks with such voracity as to maintain a long-term bear market. Alternatively, the market may be able to put the technology correction behind it and allow favorable performance among value sectors to carry it to a new advance. From an economic standpoint, we may be faced with restrained growth - if not a recession. On the political front, the nation must prepare for a new Presidency and an evenly divided Congress. The political agenda under this scenario remains largely unknown.

A sentiment that bears repeating is that the stock market discounts future events. The unusually high volatility in stock prices and weakness throughout the growth sectors tells us that the stock market is undergoing a transition from the bull market of the 1990's to a more "normal" market environment where fundamentals such as earnings and dividends matter more to investors than fads and the "next big thing". In this environment, investment returns could easily revert to their long-term averages. Our Funds recognize that the financial markets are less certain today than perhaps at any time in recent decades, and we continue to adhere to the principles of our disciplines to manage market risk and seek out the best opportunities for your investments.

Sincerely,

/s/ Robert S. Meeder

Robert S. Meeder


1 The Morningstar Risk-Adjusted Rating (the star rating) is based on historical risk-adjusted performance and is subject to change monthly. The top 10% of funds in a class receive 5 stars; the next 22.5% receive 4 stars. The Investment Advisor waived a portion of its management fee and/or reimbursed expenses in order to reduce the operating expenses of the Fund during each period shown above. Without such waivers, the Fund's ratings may have been lower.

2    Per Morningstar, Inc.

3 The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. The Dow Jones Industrial Average is an unmanaged index of 30 selected stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

4 The Fund's investment manager waived fees and/or reimbursed expenses for each period shown above. Without such waivers, the Fund's rankings may have been lower.

PERFORMANCE UPDATE

Period & Average Annual Total Returns as of December 31, 2000

================================================================================
  THE MUIRFIELD FUND(R)
--------------------------------------------------------------------------------
                        1 Year   3 Years   5 Years   10 Years   Life of Fund1
                        ------   -------   -------   --------   -------------
                        -16.50%    7.93%    9.58%     11.85%       11.36%
================================================================================
  THE TOTAL RETURN UTILITIES FUND
--------------------------------------------------------------------------------
                        1 Year   3 Years   5 Years              Life of Fund2
                        ------   -------   -------              -------------
                         20.03%   16.15%    17.97%                 19.09%
================================================================================
  THE HIGHLANDS GROWTH FUND
--------------------------------------------------------------------------------
                        1 Year   3 Years   5 Years   10 Years   Life of Fund3
                        ------   -------   -------   --------   -------------
                         -9.76%   10.58%    13.78%    12.57%       10.08%
================================================================================
  THE DYNAMIC GROWTH FUND
--------------------------------------------------------------------------------
                                                                Life of Fund4
                                                                -------------
                                                                  -13.54%
================================================================================
  THE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                                                Life of Fund5
                                                                -------------
                                                                  -21.24%
================================================================================
  THE U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                        1 Year   3 Years   5 Years   10 Years   Life of Fund6
                        ------   -------   -------   --------   -------------
                         8.15%     5.96%     5.12%     6.84%        6.98%
================================================================================
  THE MONEY MARKET FUND##
--------------------------------------------------------------------------------
                        1 Year   3 Years   5 Years   10 Years   Life of Fund7
                        ------   -------   -------   --------   -------------
                         6.20%     5.49%     5.42%     4.98%        5.99%
--------------------------------------------------------------------------------
  Current & Effective Yields as of December 31, 2000*
                                               7-day Simple    7-day Compound
                                               ------------    --------------
                                                  6.34%             6.53%
================================================================================

To obtain a prospectus containing more complete information about The Flex-funds, including fees and other expenses that apply to a continued investment in the Funds, you may call The Flex-funds at (800) 325-3539, or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represent total returns and average annual total returns for the periods ended 12/31/00. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, U.S. Government Bond, Total Return Utilities, Dynamic Growth and Aggressive Growth Funds during each of the periods shown above. The Investment Advisor waived a portion of its management fee during 1998 in order to reduce the operating expenses of The Highlands Growth Fund. ##An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although The Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. *Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations.

1 Inception Date 8/10/88. 2 Inception Date 6/21/95. 3 Inception Date 3/20/85. 4 Inception Date 2/29/00. 5 Inception Date 2/29/00.
6 Inception Date 5/9/85. 7 Inception Date 3/27/85.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                             THE MUIRFIELD FUND(R)

PORTFOLIO MANAGERS

[PHOTO] Robert S. Meeder, Portfolio Manager

[PHOTO] Philip A. Voelker, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

Year 2000 was disappointing for many equity investors, as the S&P 500 Index finished in negative territory for the first time since 1990. We were also disappointed as The Muirfield Fund experienced its first down calendar year since the Fund's inception in 1988.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o The Fund outperformed the S&P 500 in the 1st Quarter with a 3.16% total return, compared with the 2.29% 3-month return of the benchmark index.

     o The Fund also outperformed the S&P 500 in the 4th Quarter with a -4.32% total return, compared with the -7.82% 3-month return for the benchmark index.
--------------------------------------------------------------------------------

The Fund did perform better than or consistent with objectives in the 1st, 3rd, and 4th Quarters. However, the Fund's performance during these periods could not offset the negative returns of the 2nd Quarter.

During the year, the overall trend in the stock market changed from positive to neutral, from growth to value, from new economy to old economy, from high expectations to low expectations. These changes were not unprecedented, but they occurred this year in one month -- April -- an unusually short period of time. The underlying technical condition of the market swung to extreme readings over the course of the year as market volatility increased. These trends tend to be shorter-term indicators in our discipline, and the broader ranges require more patience in reacting to their extremes.

The breadth of the market ended its two-year negative trend this year, as more stocks advanced than declined on a daily basis. The move towards dividend income and value investments helped this trend turn positive. Interest rate trends were also positive, as long-term bond yields reached their lowest levels in two years. Short-term interest rates were also trending lower as the market anticipated the Federal Reserve Board to ease rates early in 2001.

The trend changes, negative sentiment, and fundamental readings kept The Muirfield Fund partially defensive for the entire year. We maintained some exposure to the stock market as the advance/decline and interest rate trends turned positive. At the start of 2001, we targeted a 50% equity exposure in the Fund to navigate through this period of transition.

PERFORMANCE PERSPECTIVE
Period and Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
 1 year                  -16.50%
 3 years                   7.93%
 5 years                   9.58%
 10 years                 11.85%
 Life of Fund1            11.36%
--------------------------------------------------------------------------------
 1Inception Date: 8/10/88


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
1st Quarter                 3.16%
2nd Quarter               -14.16%
3rd Quarter                -1.46%
4th Quarter                -4.32%
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Cash Equivalents             45%
2) AIM Basic Value              14%
3) Fidelity Equity Income       14%
4) Fidelity Value               10%
5) Davis Financial Fund          6%
6) AIM Global Health Care        5%
7) Federated Mid-Cap             4%
8) Rydex Health Care Sector      2%
* S&P 500 Futures               10%
  As of 12/31/00, the Fund maintained a hedged position to guard a portion of the portfolio against a potential stock market decline.


RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                                                         Morningstar Average
              The Muirfield Fund       S&P 500 Index    Asset Allocation Fund
              ------------------       -------------    ---------------------
12/31/1990          10,000                10,000                10,000
12/31/1991          12,982                13,048                12,283
12/31/1992          13,879                14,042                13,317
12/31/1993          15,004                15,454                14,872
12/31/1994          15,409                15,657                14,677
12/31/1995          19,388                21,534                18,189
12/31/1996          20,550                26,476                20,460
12/31/1997          24,371                35,306                23,919
12/31/1998          31,518                45,395                26,592
12/31/1999          36,695                54,946                28,889
12/31/2000          30,640                49,945                29,458

The chart compares The Muirfield Fund's value to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 12/31/90-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indexes referred to on this page, please refer to page 8.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

Please see additional fund performance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                        THE TOTAL RETURN UTILITIES FUND

PORTFOLIO MANAGER

[PHOTO] Lowell Miller, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

The Total Return Utilities Fund earned a 5-star overall rating from Morningstar1, ranking the Fund among the top 10% of 4,164 equity funds as of December 31, 2000. The Fund's 20.03% annual return strongly outperformed the average utility fund, which returned 7.15% for the year, according to Morningstar.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o The Total Return Utilities Fund earned a 5-star ranking from Morningstar as of December 31, 2000.

     o For the year, The Total Return Utilities Fund returned 20.03%, which outperformed the 7.15% total return for the average utility fund for the same period, according to Morningstar.
--------------------------------------------------------------------------------

Performance throughout 2000 was led by more traditional utilities in our portfolio, and from natural gas producers and distributors. Natural gas prices more than tripled in the last 12 months, which boosted share prices for nearly all companies in this sector.

Our telecommunications holdings suffered during the market downturn this year. But because the Fund was broadly diversified across all sectors in the utilities industry, our returns were not affected as much by the fall in share prices as other utility funds.

Prospects for slower growth and declining interest rates in the year ahead lead us to believe that strength in the utilities sector will continue. The dilemma currently facing utility companies and customers in California has drawn our attention, but should not restrain our opportunities for future growth.

1 The Morningstar Risk-Adjusted Rating (the star rating) is based on historical risk-adjusted performance and is subject to change monthly. The top 10% of funds in a class receive 5 stars; the next 22.5% receive 4 stars. The Investment Advisor waived a portion of its management fee and/or reimbursed expenses in order to reduce the operating expenses of the Fund during each period shown above. Without such waivers, the Fund's ratings may have been lower.

PERFORMANCE PERSPECTIVE
Period and Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
 1 year                   20.03%
 3 years                  16.15%
 5 years                  17.97%
 Life of Fund1            19.09%
--------------------------------------------------------------------------------
 1Inception Date: 6/21/95


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
1st Quarter                 6.87%
2nd Quarter                -1.69%
3rd Quarter                11.18%
4th Quarter                 2.75%
--------------------------------------------------------------------------------


SECTOR WEIGHTINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Oil/Gas Domestic             24%
2) Telecomm. Services           18%
3) Electric/Gas Utility         15%
4) Electric Utility             12%
5) Natural Gas (Distributor)    10%
6) Cash & Equivalents           10%
7) Electric Integrated           8%
8) Water Utility                 3%


RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                   The Total Return                     Morningstar Average
                    Utilities Fund     S&P 500 Index       Utility Fund
                    --------------     -------------       ------------
6/21/1995               10,000             10,000              10,000
6/30/1995                9,880             10,014              10,040
12/31/1995              11,499             11,459              11,498
6/30/1996               12,102             12,615              11,942
12/31/1996              13,032             14,089              12,714
6/30/1997               13,749             16,991              13,686
12/31/1997              16,770             18,788              15,968
6/30/1998               17,909             22,114              17,326
12/31/1998              18,240             24,157              18,958
6/30/1999               20,556             27,147              20,287
12/31/1999              21,890             29,239              21,689
6/30/2000               22,999             29,115              22,088
12/31/2000              26,275             26,578              23,139


The chart compares The Total Return Utilities Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 6/21/95-12/31/00. (Please note that performance figures for the indexes are from 6/30/95-12/31/00.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indexes referred to on this page, please refer to page 8.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

Please see additional fund peformance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                           THE HIGHLANDS GROWTH FUND

PORTFOLIO MANAGER

[PHOTO] William L. Gurner, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

The Highlands Growth Fund performed generally in line with the S&P 500 in the worst year for the stock market in ten years. The Fund returned -9.76% in 2000, compared to the -9.10% return for the S&P 500 Index.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o Eight of the Fund's ten sector specialists outperformed their benchmarks for the year.

     o Best sector performance came from Energy, Finance, Healthcare, and Consumer Non-Durables.
--------------------------------------------------------------------------------

After the hype surrounding Y2K fizzled to start the year, technology and "new economy" stocks went on a tear at the expense of the more solid companies in the S&P 500. Finally the bubble burst in March and funds flowed toward value stocks, creating a more balanced market through the summer - a perfect environment for real stockpickers to ply their trade.

The bear market of 2000 was not yet finished, as the 4th Quarter proved to be among the most difficult for investors in some time. The Nasdaq Index suffered one of its worst 3-month periods ever, to close its worst year ever. This depressed all stocks, new economy and old.

With 2000 in the history books, we are more optimistic at the outset of 2001. Value stocks have come back to life, and we don't expect to see the imbalance toward growth again for quite a while. There is hope that the new year will bring a more traditional market environment where all stocks are traded based on fundamental criteria, not momentum. In this more balanced market, our sector specialists will seek to thrive and add value for investors.

PERFORMANCE PERSPECTIVE
Period and Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
 1 year                   -9.76%
 3 years                  10.58%
 5 years                  13.78%
 10 years                 12.57%
 Life of Fund1            10.08%
--------------------------------------------------------------------------------
 1Inception Date: 3/20/85


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
1st Quarter                 3.76%
2nd Quarter                -4.44%
3rd Quarter                 0.68%
4th Quarter                -9.60%
--------------------------------------------------------------------------------


SECTOR WEIGHTINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

SECTOR                        MANAGER                % OF PORTFOLIO
------                        -------                --------------
Technology                    Dresdner RCM                 22%
Finance                       Matrix                       17%
Health                        Alliance                     14%
Consumer Non-Durables         Barrow Hanley                11%
Utility                       Miller Howard                 8%
Energy                        Mitchell Group                7%
Consumer Durables             Barrow Hanley                 6%
Capital Goods                 Hallmark                      5%
Materials & Services          Ashland                       5%
Transportation                Miller Howard                 1%
S&P 500 Futures                                             2%
Cash & Equivalents                                          2%


RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                    THE HIGHLANDS
                     GROWTH FUND         S&P 500 Index
                     -----------         -------------
12/31/1990              10,000              10,000
12/31/1991              12,147              13,048
12/31/1992              12,919              14,042
12/31/1993              13,850              15,454
12/31/1994              13,754              15,657
12/31/1995              17,139              21,534
12/31/1996              18,695              26,476
12/31/1997              24,170              35,306
12/31/1998              29,891              45,395
12/31/1999              36,216              54,946
12/31/2000              32,683              49,945


The chart compares The Highlands Growth Fund's shares to a benchmark index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period 12/31/90-12/31/00. It is important to understand differences between your Fund and this index. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of indexes referred to on this page, please refer to page 8. Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

Please see additional fund peformance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                            THE DYNAMIC GROWTH FUND

PORTFOLIO MANAGERS

[PHOTO] Philip A. Voelker, Portfolio Manager

[PHOTO] Robert M. Wagner, Asst. Portfolio Manager

ANNUAL MARKET PERSPECTIVE

The Dynamic Growth Fund returned -13.54% for the ten months since the Fund's inception on February 29, 2000. Most of the Fund's negative performance occurred in the 2nd Quarter. Since June 30, 2000, the Fund returned 0.77%, outperforming the -8.44% total return of the average growth fund for the same period, according to Morningstar.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o Following a negative start, The Dynamic Growth Fund returned 0.77% for the six months ending December 31, 2000, outperforming the -8.44% six-month total return of the average growth fund, according to Morningstar.

     o The Fund outperformed the S&P 500 and the average growth fund in the 4th Quarter with a -4.99% total return, compared with the -7.82% total return for the S&P 500 and the -10.23% total return for the average growth fund for the same period, according to Morningstar.
--------------------------------------------------------------------------------

The Fund was overweighted in technology and telecommunications early this year, as these sectors showed strong relative performance. We reduced our exposure in some of our more aggressive holdings during the market correction in April, but maintained an overweighted position in these sectors until they rebounded in early June. These sectors rallied strongly from their April lows and in June, we saw an opportunity to eliminate all aggressive holdings in favor of more defensive holdings.

The defensive holdings, which have been the emphasis of the Fund since June 1, include energy, financial services, and diversified mid-cap and large-cap value funds. We also added healthcare to our emphasis in the fall. These defensive sectors helped the Fund recover well from the decline of the market that started in the spring and continued through year-end.

The year ahead promises to be one of transition, where the equity market could return to the robust growth cycle of the late 1990's, or continue the bearish trend established in 2000. This uncertainty leaves us guarded, but we are optimistic there will be opportunities for good relative performance in the year to come.

PERFORMANCE PERSPECTIVE
Period Total Returns as of December 31, 2000
 Life of Fund1           -13.54%
--------------------------------------------------------------------------------
 1Inception Date: 2/29/00


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
  1st Quarter              N/A
  2nd Quarter            -11.91%
  3rd Quarter              6.06%
  4th Quarter             -4.99%
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Federated Mid-Cap                    15%
2) Invesco Strategic Fin. Serv.         14%
3) Invesco Strategic Energy             13%
4) Federated S&P 500 Maxcap             11%
5) Rydex Health Care Sector             10%
6) AIM Basic Value                       8%
7) Invesco Equity Income                 8%
8) S&P 500 Futures                      10%
9) Cash & Equivalents                   11%


RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                       THE DYNAMIC                  MORNINGSTAR AVERAGE
                       GROWTH FUND       S&P 500        GROWTH FUND
                       -----------       -------        -----------
2/29/2000                10,000           10,000           10,000
3/31/2000                 9,740           10,977           10,498
6/30/2000                 8,580           10,686           10,139
9/30/2000                 9,100           10,582           10,380
12/31/2000                8,646            9,755            9,283


The chart compares The Dynamic Growth Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 2/29/00-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indexes referred to on this page, please refer to page 8.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

Please see additional fund peformance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                           THE AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS

[PHOTO] Philip A. Voelker, Portfolio Manager

[PHOTO] Robert M. Wagner, Asst. Portfolio Manager

ANNUAL MARKET PERSPECTIVE

After a rough start in the 2nd Quarter, The Aggressive Growth Fund returned -1.05% for the six months ended December 31, 2000, outperforming the -18.24% total return of the average aggressive growth fund for the same period. Since inception of February 29, 2000, The Aggressive Growth Fund returned -21.24%, outperforming the -25.00% total return of the average aggressive growth fund for the same period, according to Morningstar.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o The Aggressive Growth Fund returned -1.05% for the last six months of 2000, outperforming the -18.24% total return of the average aggressive growth fund for the same period, according to Morningstar.

     o The Fund outperformed the S&P 500 and the average aggressive growth fund in the 4th Quarter with a -5.34% total return, compared with the -7.82% total return for the S&P 500 and the -19.32% total return for the average aggressive growth fund for the same period, according to Morningstar.
--------------------------------------------------------------------------------

Early this year, the Fund was overweighted in the technology and telecommunications sectors, due to their strong relative performance. We reduced our telecom and technology positions during the April correction, but continued to overweight these sectors until they rebounded in June. All aggressive holdings were eliminated after this strong rally.

Our emphasis for the latter half of 2000 was on more defensive holdings, including energy, financial services, healthcare, and diversified mid-cap and large-cap value funds. These defensive holdings provided the Fund with good relative performance as the declines in the more growth-oriented sectors continued through year-end.

At the start of a new year, we see an equity market not in rotation but in transition. We don't expect the heady days of the last bull market to return for some time, but we do see opportunities for growth and returns in the current environment. Our Strategic Fund Selection discipline is designed to seek out these opportunities wherever they appear in the equity market.

PERFORMANCE PERSPECTIVE
Period Total Returns as of December 31, 2000
 Life of Fund1           -21.24%
--------------------------------------------------------------------------------
 1Inception Date: 2/29/00


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
1st Quarter                   N/A
2nd Quarter               -12.91%
3rd Quarter                 4.52%
4th Quarter                -5.34%
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) AIM Basic Value                   16%
2) AIM Mid Cap Equity                16%
3) Invesco Strategic Energy          15%
4) Rydex Banking Sector              13%
5) Rydex Health Care Sector          10%
6) Federated S&P 500 Maxcap           6%
7) Invesco Strategic Fin. Serv.       3%
8) S&P 500 Futures                   10%
9) Cash & Equivalents                11%


RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                  THE AGGRESSIVE                   MORNINGSTAR AVERAGE
                   GROWTH FUND       S&P 500      Aggressive Growth Fund
                   -----------       -------      ----------------------
2/29/2000            10,000           10,000             10,000
3/31/2000             9,140           10,977              9,793
6/30/2000             7,960           10,686              9,173
9/30/2000             8,320           10,582              9,302
12/31/2000            7,876            9,755              7,500


The chart compares The Aggressive Growth Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 2/29/00-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Aggressive Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indexes referred to on this page, please refer to page 8.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

Please see additional fund peformance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                         THE U.S. GOVERNMENT BOND FUND

PORTFOLIO MANAGER

[PHOTO] Joseph A. Zarr, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

The U.S. Government Bond Fund enjoyed strong positive performance for the year, returning 8.15%. As of December 31, 2000, the Lehman Brothers Intermediate Government Bond Index and the average general government bond fund returned 10.47% and 10.38% respectively for the year, according to Morningstar.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o An inverted yield curve led The U.S. Government Bond Fund to adopt a partially defensive position in mid-July.

     o The Fund maintained some exposure to the intermediate-term government bond market in the latter half of 2000 due to strong price trends in the 10-year U.S. Treasury market.
--------------------------------------------------------------------------------

The big news of the year in the fixed income market was the inverting of the yield curve in mid-July. An inverted yield curve, which occurs when short-term rates rise above long-term rates, typically mandates a more defensive posture for the Fund. When the yield curve is inverted, we can obtain higher yields in the short-term market with less risk. However, we maintained a partially invested position in 10-year U.S. Treasuries because of the strong price trends in this segment of the bond market. The remainder of the portfolio was invested defensively in cash equivalents to provide capital preservation and to maximize income.

Looking forward, we believe the Fed will continue to lower rates in the first half of 2001 in order to stave off any perceived recession. This should move the curve to a more normal alignment, perhaps allowing the Portfolio and the Fund to become fully invested should the other components of our discipline remain positive. In summary, 2001 could prove to be a pivotal year as declining rates, deflationary forces and diminished equity returns prove to be positive influences for the Fund.

PERFORMANCE PERSPECTIVE
Period and Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
 1 year                    8.15%
 3 years                   5.96%
 5 years                   5.12%
 10 years                  6.84%
 Life of Fund1             6.98%
--------------------------------------------------------------------------------
 1Inception Date: 5/9/85


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
1st Quarter                 3.18%
2nd Quarter                -0.64%
3rd Quarter                 1.63%
4th Quarter                3.80%
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Cash & Equivalents           51%
2) 10-Year U.S. Treasury Notes  49%


RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                                                               MORNINGSTAR
                U.S. GOVERNMENT   LEHMANN BROTHERS INTERM.   AVERAGE GENERAL
                   BOND FUND       GOVERNMENT BOND INDEX    GOVERNMENT BOND FUND
                   ---------       ---------------------    --------------------
12/31/1990          10,000                 10,000                 10,000
12/31/1991          11,530                 11,410                 11,397
12/31/1992          11,906                 12,201                 12,071
12/31/1993          12,884                 13,214                 13,012
12/31/1994          12,756                 12,983                 12,543
12/31/1995          15,093                 14,856                 14,435
12/31/1996          15,117                 15,483                 14,805
12/31/1997          16,286                 16,679                 15,981
12/31/1998          17,852                 18,098                 17,167
12/31/1999          17,916                 18,171                 16,938
12/31/2000          19,376                 20,073                 18,865


The chart compares The U.S. Government Bond Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 12/31/90-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as The Lehman Brothers Intermediate Government Bond Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average General Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indexes referred to on this page, please refer to page 8.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

Please see additional fund peformance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000


                             THE MONEY MARKET FUND

PORTFOLIO MANAGERS

[PHOTO] Philip A. Voelker, Portfolio Manager

[PHOTO] Joseph A. Zarr, Asst. Portfolio Manager

ANNUAL MARKET PERSPECTIVE

For more than 15 years now, The Money Market Fund has ranked among the top 10% of all general purpose money market funds for total return over any 12-month period monitored by iMoneyNet, Inc. For the year, the Fund returned 6.20%, outperforming the 5.70% total return of the average general purpose money market fund, according to Lipper, Inc.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o The Money Market Fund has ranked among the top 10%1 of all general purpose money market funds for total return over any 12-month period monitored by iMoneyNet, Inc., for the past 15 years.

     o As of December 31, 2000 the Fund's annual total return was 6.20%, outperforming the 5.70% total return of the average general purpose money market fund, according to Lipper, Inc.
--------------------------------------------------------------------------------

According to Lipper, Inc1., The Money Market Fund ranked out of all general purpose money market funds for average annual total return as of December 31, 2000 as follows: 1 year-top 5% (#19 out of 362 funds); 5 years-top 5% (#11 out of 247 funds); 10 years-top 4% (#6 out of 137 funds).

Short-term rates jumped in the 1st Quarter following two 0.25% increases in the Federal funds rate by the Federal Reserve Board. In response, the Fund shortened its average maturity and increased its exposure to variable rate notes, which allow the Fund to capture higher yields as interest rates rise over a specific time period. Short-term rates leveled off during the summer, and began to trend lower in the 4th Quarter. We extended the Fund's average maturity as high as 67 days during this time, as it seemed likely the Fed would soon end its tightening bias and begin to lower short-term rates early in 2001.

Credit quality was a primary concern throughout the year, as many "new economy" companies struggled to meet debt payments, and "old economy" companies strived to become more competitive on a global basis. The highly-leveraged balance sheets of many American corporations are not well-positioned as we move into a slowing economic environment. We expect that 2001 will reward those with longer average maturity structures and higher quality portfolios.

1 The Fund's investment manager waived fees and/or reimbursed expenses for each period shown above. Without such waivers, the Fund's rankings may have been lower.

PERFORMANCE PERSPECTIVE
Period and Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
 1 year                    6.20%
 3 years                   5.49%
 5 years                   5.42%
 10 years                  4.98%
 Life of Fund1             5.99%
--------------------------------------------------------------------------------
 1Inception Date: 3/27/85

CURRENT & EFFECTIVE YIELDS*
As of December 31, 2000
--------------------------------------------------------------------------------
7-day Simple               6.34%
7-day Compound             6.53%

o Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations.


QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------
1st Quarter                 1.42%
2nd Quarter                 1.49%
3rd Quarter                 1.57%
4th Quarter                 1.59%
--------------------------------------------------------------------------------

Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to perserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.


PORTFOLIO HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Commercial Paper             56%
2) Variable Rate Notes          31%
3) Repurchase Agreements         8%
4) Corporate Notes               5%


ANNUAL RETURNS

[GRAPH] The following information was presented as a bar graph:

           The Money      The Avg. Money
          Market Fund      Market Fund1
1991         6.12%            5.71%
1992         3.70%            3.37%
1993         2.98%            2.70%
1994         4.10%            3.75%
1995         5.85%            5.49%
1996         5.27%            4.95%
1997         5.38%            5.10%
1998         5.31%            5.04%
1999         4.96%            4.65%
2000         6.20%            5.70%

1    Per iMoneyNet, Inc.

Please see additional fund peformance information on page 9.

THE FLEX-FUNDS
        2000 Annual Report
        December 31, 2000



                              PORTFOLIO HOLDINGS &
                              FINANCIAL STATEMENTS

Mutual Fund Portfolio
Portfolio of Investments as of December 31, 2000

INDUSTRIES/CLASSIFICATIONS                             SHARES OR
                                                       FACE AMOUNT     VALUE

REGISTERED INVESTMENT COMPANIES - 54.6%

AIM Basic Value Fund                                     530,768    15,084,416
AIM Global Health Care Fund #                            166,666     5,109,967
Davis Financial Fund                                     165,414     6,004,511
Federated Mid-Cap Fund                                   271,475     4,764,393
Fidelity Equity Income Fund                              278,021    14,854,688
Fidelity Value Fund                                      245,175    11,363,873
Mutual Shares Fund                                           454         8,994
Rydex Health Care Sector Fund #                          161,551     2,119,548

TOTAL REGISTERED INVESTMENT COMPANIES
(Cost $58,183,759)                                                  59,310,390

MONEY MARKET REGISTERED INVESTMENT COMPANIES - 0.7%

Charles Schwab Money Market Fund                         676,406       676,406
Fidelity Core Money Market Fund                           95,016        95,016

TOTAL MONEY MARKET REGISTERED INVESTMENT COMPANIES
(Cost   $771,422)                                                      771,422

U.S. GOVERNMENT OBLIGATIONS - 1.9%

U.S. Treasury Bills
*  5.64%, due 01/04/01                                    30,100        30,087
** 6.07%  due 03/01/01                                 2,000,000     1,980,332

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,010,407)                                                    2,010,419

REPURCHASE AGREEMENTS - 42.8%

   Smith Barney Securities LLC, 6.81%, 01/02/01,
       (Collateralized by $22,891,860 various discount
       commercial papers, 01/10/01 - 03/14/01,
       market value - $23,052,328)                    22,443,000    22,443,000

   PaineWebber Securities LLC, 6.40%, 01/02/01,
       (Collateralized by $39,953,119 various GNMA's,
       7.00 - 8.50%, 07/05/02 -11/15/30 ,
       market value - $24,480,826)                    24,000,000    24,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost$46,443,000)                                                   46,443,000

TOTAL INVESTMENTS - 100.0%
(Cost $107,408,588)                                               $108,535,231


                                                        CONTRACTS      VALUE
FUTURES CONTRACTS

Short, S&P 500 Futures, face amount $3,595,250
   expiring March 2001                                        10     3,337,500

TOTAL FUTURES CONTRACTS                                             $3,337,500


TRUSTEE DEFERRED COMPENSATION***                          SHARES       VALUE
   Flex-funds Highlands Growth Fund                        1,982        36,850
   Flex-funds Muirfield Fund                               3,643        18,578
   Flex-funds Total Return Utilities Fund                    830        17,932
   Meeder Advisor International Equity Fund                1,630        21,477

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost   $105,497)                                                      $94,837

#    Represents non-income producing securities.
*    Pledged as collateral on Letter of Credit.
**   Pledged as collateral on Futures.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Utilities Stock Portfolio
Portfolio of Investments as of December 31, 2000


          INDUSTRIES/CLASSIFICATIONS                    SHARES OR
                                                        FACE AMOUNT     VALUE
COMMON STOCKS - 90.5%

ELECTRIC/GAS UTILITY - 15.5%
AGL Resources, Inc.                                         26,840      597,190
MDU Resources Group, Inc.                                   19,755      639,568
Montana Power Co.                                           24,135      500,801
NiSource, Inc.                                              34,120    1,049,190
UtiliCorp United, Inc.                                      63,987    1,983,597
                                                                      4,770,346

ELECTRIC INTEGRATED - 7.7%
Energy East Corp.                                           26,625      522,516
GPU, Inc.                                                   35,100    1,289,925
NSTAR                                                       13,550      579,263
                                                                      2,391,704

ELECTRIC UTILITY - 11.6%
Cinergy Corp.                                                  710       24,939
Keyspan Corp.                                               44,585    1,883,716
TECO Energy, Inc.                                           52,260    1,688,651
                                                                      3,597,306

NATURAL GAS (DISTRIBUTOR) - 9.8%
MCN Energy Group, Inc.                                      37,290    1,032,467
Nicor, Inc.                                                  9,950      429,094
Williams Cos., Inc.                                         39,210    1,561,048
                                                                      3,022,609

OIL/GAS (DOMESTIC) - 24.3%
El Paso Natural Gas Co.                                     23,480    1,686,158
Enron Corp.                                                  8,710      725,108
Kinder Morgan Energy Partners, L.P.                         28,174    1,590,070
Kinder Morgan, Inc.                                         25,680    1,322,520
Peoples Energy Corp.                                        11,425      514,125
Questar Corp.                                               55,190    1,659,149
                                                                      7,497,130

TELECOMMUNICATION SERVICES - 18.0%
Alltel Corp.                                                16,420    1,024,197
Bellsouth Corp.                                             11,895      486,952
Global Crossings Ltd. #                                     24,979      355,951
Qwest Communications #                                       8,369      341,037
Sprint Corp. FON Group                                      21,790      441,247
SBC Communications, Inc.                                    20,735      990,096
Telephone & DataSystems                                      6,885      617,929
Verizon Communications                                      14,833      742,577
Worldcom Inc. #                                             40,072      561,008
                                                                      5,560,994

WATER UTILITY - 3.6%
American Water Works Co., Inc.                              39,640    1,127,262

TOTAL COMMON STOCKS
(Cost  $23,066,669)                                                  27,967,351

U.S. GOVERNMENT OBLIGATION - 0.0%

*  U.S. Treasury Bill 5.64%, due 01/04/01                    1,000        1,000

TOTAL U.S. GOVERNMENT OBLIGATION
(Cost  $1,000)                                                            1,000

REPURCHASE AGREEMENT - 9.5%

Smith Barney Securities LLC, 6.81%, 01/02/01,
    (Collateralized by $2,993,700 various
    commercial papers, 4.12 - 6.38% , 01/10/01 -
    03/14/01, market value - $3,014,685)                 2,935,000    2,935,000

TOTAL REPURCHASE AGREEMENT
(Cost  $2,935,000)                                                    2,935,000

TOTAL INVESTMENTS - 100.0%
(Cost  $26,002,669)                                                 $30,903,351

TRUSTEE DEFERRED COMPENSATION**
Flex-funds Highlands Growth Fund                               349        6,496
Flex-funds Muirfield Fund                                      630        3,214
Flex-funds Total Return Utilities Fund                         130        2,802
Meeder Advisor International Equity Fund                       306        4,035

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost $18,429)                                                          $16,547

L.P.:  Limited Partnership
#    Represents non-income producing securities.
*    Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

Growth Stock Portfolio
Portfolio of Investments as of December 31, 2000


                                                  SHARES OR
INDUSTRIES / CLASSIFICATIONS                     FACE AMOUNT   VALUE

COMMON STOCKS - 95.6%
AEROSPACE/DEFENSE  - 1.5%
Boeing Co.                                          6,240      411,840
General Dynamics Corp.                              1,200       93,450
Lockheed Martin Corp.                               2,200       74,580
Northrup Grumman Corp.                                200       16,613
Raytheon Co. - Class B                              2,400       74,550
United Technologies Corp.                           2,200      172,837
                                                               843,870
AIR TRANSPORTATION  - 0.2%
AMR Corp. #                                           740       29,091
Delta Air Lines, Inc.                                 395       19,824
Southwest Airlines                                  2,402       80,539
USAir Group, Inc. #                                   310       12,574
                                                               142,028
ALUMINUM  - 0.3%
Alcoa, Inc.                                         5,280      176,550

AUTO AND TRUCK  - 0.8%
Delphi Auto Systems                                 2,500       28,125
Ford Motor Co.                                      7,400      174,363
General Motors Corp.                                2,300      116,581
Genuine Parts Co.                                   4,700      122,787
TRW, Inc.                                             620       24,064
Visteon Corp.                                         541        6,222
                                                               472,142
BANKING  - 1.8%
Charles Schwab Corp.                                3,700      104,756
Fifth Third Bancorp                                 1,900      113,644
J.P. Morgan & Co.                                   1,000      164,750
Washington Mutual Savings Bank                      3,203      169,959
Wells Fargo Co.                                     8,300      461,687
                                                             1,014,796
BANKS  - 1.2%
Firstar Corp.                                       4,900      114,231
National City Corp.                                 3,000       86,438
Northern Trust Corp.                                  550       44,859
South Trust Corp.                                   1,650       67,134
State Street Corp.                                    700       87,150
Summit Bancorp.                                     2,000       76,250
U.S. Bancorp                                        4,200      122,850
Wachovia Corp.                                      1,400       81,287
                                                               680,199
BEVERAGE (ALCOHOLIC)  - 0.3%
Anheuser-Busch Cos., Inc.                           4,400      199,375

BEVERAGE ( SOFT DRINK) - 1.5%
Coca-Cola Co.                                       9,000      547,875
Pepsico, Inc.                                       6,700      330,813
                                                               878,688
BROADCASTING/CABLE TV - 0.3%
Clear Channel Communications #                      3,000      145,125

BUILDING MATERIALS  - 0.0%
Vulcan Materials Co.                                  590       28,172

CHEMICALS  - 0.1%
Om Group, Inc.                                        600       33,075

CHEMICAL ( DIVERSIFIED) - 0.8%
Air Products & Chemicals, Inc.                      1,180       48,159
Dow Chemical Co.                                    3,280      120,130
E.I. du Pont de Nemours & Co.                       3,980      192,035
Praxair, Inc.                                         840       37,275
Rohm & Haas Co.                                     1,185       42,956
                                                               440,555
CHEMICAL (SPECIALTY)  - 0.1%
Eastman Chemical Co.                                  600       29,550

COMMERCIAL BANKS - SOUTHERN U.S. - 0.1%
BB&T Corp.                                          1,550       57,738

COMMERCIAL SERVICES  - 0.1%
Cendant Corp. #                                     6,900       65,981

COMPUTER & PERIPHERALS - 4.3%
Compaq Computer Corp.                              11,340      169,646
Convergys Corp. #                                   1,060       48,031
Dell Computer Corp. #                              11,000      192,500
EMC Corp./Mass #                                   11,340      748,440
Gateway, Inc. #                                       930       16,694
IBM Corp.                                           9,000      763,875
Palm, Inc. #                                        3,000       84,750
Sanmina Corp. #                                       750       57,469
Sun Microsystems #                                 14,650      408,369
                                                             2,489,774
COMPUTER SOFTWARE & SERVICES - 5.0%
America Online, Inc. #                              8,970      305,877
BMC Software, Inc. #                                1,100       15,331
Ceridian Co. #                                        840       16,748
Check Point Software Technologies Ltd. #              650       86,816
Computer Associates International, Inc.             1,800       34,987
Computer Sciences Corp. #                             950       57,000
Compuware Corp. #                                     820        5,176
Electronic Data System Corp.                        1,760      101,750
Mercury Interactive Corp.#                            300       27,075
Microsoft Corp. #                                  25,640    1,115,340
Oracle Corp. #                                     25,000      726,563
Sapient Corp. #                                       500        5,969
Siebel Systems, Inc. #                              2,770      187,321
Unisys Corp. #                                      1,270       18,733
Veritas Software Co. #                              2,445      213,914
                                                             2,918,600

COMPUTER SYSTEMS  - 0.1%
BISYS Group, Inc. #                                   300       15,712
Carreker Corp. #                                      600       20,550
                                                                36,262
CONSUMER NON-DURABLE  - 3.0%
Colgate Palmolive                                   2,800      180,880
Corning, Inc.                                       4,210      221,288
Fortune Brands, Inc.                                8,000      240,000
Gillette Co.                                        5,400      195,075
Haggar Corp.                                       12,700      146,050
Procter & Gamble Co.                                7,000      548,188
Tupperware Corp.                                    7,600      155,800
                                                             1,687,281
COPPER  - 0.0%
Phelps Dodge Corp.                                    440       24,612

COSMETICS  - 0.5%
Kimberly Clark                                      3,900      275,847

DATA PROCESSING  - 0.6%
Automatic Data Processing, Inc.#                    3,430      216,519
First Data Corp.                                    2,170      114,061
Fiserv, Inc. #                                        510       24,193
                                                               354,773
DISTRIBUTION  WHOLESALER - 0.2%
Costco Co. #                                        3,100      123,806

DIVERSIFIED  - 1.5%
Honeywell International, Inc.                       3,502      165,251
Minnesota Mining & Manufacturing Co.                1,300      156,812
Norfolk Southern Corp.                                850       11,581
PPG Industries, Inc.                                  830       38,336
Tyco International                                  9,240      512,820
                                                               884,800
DIVERSIFIED CONGLOMERATES - 0.2%
Berkshire Hathaway - Class B #                         50      117,500

DRUG  - 8.5%
Abbott Labs                                         6,640      322,040
Bristol Myers Squibb                                7,510      555,271
Eli Lilly & Co.                                     4,630      430,590
Merck & Co., Inc.                                  11,050    1,035,938
Pfizer, Inc.                                       34,160    1,571,360
Pharmacia Corp.                                     7,370      446,806
Schering Plough Corp.                               9,710      552,863
                                                             4,914,868
DRUGSTORE  - 0.5%
CVS Corp.                                             900       53,888
Walgreen Co.                                        4,900      204,881
                                                               258,769
ELECTRIC PRODUCTION MISC. - 0.1%
Calpine Corp. #                                     1,265       57,083

ELECTRICAL EQUIPMENT - 4.0%
General Electric Corp.                             48,653    2,326,222

ELECTRONIC COMPONENT - 0.5%
Emerson Electric                                    3,443      270,921

ELECTRONIC COMPONENT SEMICONDUCTORS - 3.6%
Advanced Micro Devices, Inc. #                      1,600       22,200
Analog Devices #                                    2,200      112,613
Applied Materials, Inc. #                           2,200       84,013
Intel                                              32,410      974,326
KLA-Tencor Corp. #                                    900       30,319
Linear Tech Corp.                                   1,800       82,856
LSI Logic Corp. #                                     400        6,764
Maxim Integrated Products, Inc. #                   2,000       95,500
Motorola, Inc.                                      5,998      121,459
QLOGIC Corp. #                                        265       20,405
Solectron Corp. #                                   2,710       91,354
STMicroelectronics NV                               2,000       85,625
Texas Instruments, Inc.                             5,590      262,730
Xilinx, Inc. #                                      1,100       50,737
                                                             2,040,901
ELECTRONIC MEASURMENT - 0.2%
Agilent Technologies #                              2,150      116,234

ELECTRIC-INTEGRATED  - 0.8%
Edison International                                1,475       23,047
Exelon Corp.                                        1,680      118,003
FPL Group, Inc.                                       725       51,883
PG & E Corp                                         1,885       37,700
Public SVC Enterprises                              1,945       94,089
Reliant Energy Corp.                                1,678       72,574
XCEL Energy, Inc.                                   1,980       57,420
                                                               454,716
ELECTRIC UTILITY  - 0.9%
AES Corp. #                                         2,185      120,312
American Electric Power, Inc.                       2,330      108,345
Duke Energy Co.                                     1,740      148,117
Southern Co.                                        3,535      117,539
                                                               494,313
ELECTRONICS  - 0.2%
Altera Corp. #                                      1,800       46,997
Rockwell International Corp.                          970       45,832
                                                                92,829
ENVIRONMENTAL  - 0.0%
Tetra Tech, Inc. #                                    600       19,125

FIBER OPTICS  - 0.1%
Broadcom Corp. #                                      800       66,950

FINANCE  - 7.3%
American General Corp.                              1,200       97,650
Bank of New York                                    2,400      134,400
Bank One Corp.                                      5,700      208,763
BankAmerica Corp.                                  10,700      488,856
Bear Stearns Co.                                    1,200       60,975
Federal Home Loan Mortgage Corp.                    4,250      292,453
Federal National Mortgage Association               6,150      535,434
First Union Corp.                                   6,200      172,438
FleetBoston Financial Corp.                         5,500      207,281
Goldman Sachs Group, Inc.                             850       90,897
Household International, Inc.                       2,400      131,850
J.P. Morgan Chase & Co. #                           6,550      292,703
Lehman Brothers Holdings, Inc.                      2,050      139,912
MBNA Corp.                                          3,900      144,300
Mellon Bank Corp.                                   3,450      170,344
Merrill Lynch & Co.                                 3,800      257,213
Morgan Stanley Dean Witter & Co.                    5,600      446,600
PNC Financial Services Group, Inc.                  2,150      157,353
Providian Financial Corp.                           1,400       80,500
Suntrust Banks, Inc.                                1,700      107,100
T. Rowe Price                                         200        9,200
                                                             4,226,222
FINANCIAL SERVICES  - 3.2%
American Express Co.                                6,200      339,450
Avery Dennison Corp.                                  920       50,600
Capital One Financial Corp.                           500       33,000
Citigroup, Inc.                                    24,700    1,265,894
Concord EFS, Inc. #                                   890       38,993
Countrywide Credit                                    500       25,125
H&R Block, Inc.                                     1,020       42,840
Stilwell Financial, Inc.                            1,200       47,175
                                                             1,843,077
FOOD-DIVERSIFIED  - 1.5%
Campbell Soup Co.                                   2,200       76,312
General Mills                                       5,000      222,812
H.J. Heinz Co.                                      1,700       80,538
Hershey Food Corp.                                  2,100      135,975
Safeway, Inc. #                                     2,400      149,850
Sara Lee Corp.                                      6,700      164,569
                                                               830,056
FOREST PRODUCTS  - 0.2%
Georgia Pacific Corp.                               1,130       35,171
Weyerhaeuser Co.                                    1,120       56,770
                                                                91,941
GOLD/SILVER MINING - 0.1%
Barrick Gold Corp.                                  2,090       34,360

HEALTH - 2.0%
American Home Products                              7,150      453,739
Johnson & Johnson                                   6,410      673,451
                                                             1,127,190
HOUSEHOLD PRODUCTS  - 0.2%
Whirlpool Corp.                                     2,500      119,531

INSTRUMENTS-SCIENTIFIC - 0.3%
Applied Biosystems Group #                          1,860      175,537

INSURANCE  - 0.8%
Chubb Corp.                                           450       39,009
Hartford Financial Services Group                     850       59,925
Jefferson Pilot Corp.                                 600       44,700
Lincoln National Corp.                              1,000       47,500
Marsh & McLennan Cos., Inc.                         1,000      116,625
MBIA, Inc.                                            475       35,269
Progressive Corp.                                     350       36,312
St. Paul Cos.                                         700       37,976
Torchmark Corp.                                     1,000       38,500
                                                               455,816
INSURANCE (MULTILINE) - 2.4%
Allstate                                            4,100      178,606
American International Group                       11,300    1,113,756
MetLife, Inc.                                       2,200       77,138
                                                             1,369,500
INTERNET SERVICE  - 0.2%
Yahoo!, Inc. #                                      3,000       90,516

INTERNET - SOFTWARE  - 0.1%
BEA Systems, Inc. #                                   500       33,469

INVESTMENT COMPANIES - 0.1%
Franklin Resources, Inc.                            1,450       55,318

MACHINERY  - 0.3%
Caterpillar, Inc.                                   1,133       53,180
Deere & Co.                                         1,035       47,481
Dover Corp.                                           803       32,471
Halliburton Co.                                     1,500       54,656
McDermott International, Inc.                       1,000       10,750
                                                               198,538
MANUFACTURING  - 0.1%
Millipore                                             480       30,240

MARKETING SERVICES  - 0.1%
Omnicom Group, Inc.                                   805       66,765

MATERIALS & SERVICES  - 0.2%
Ecolab, Inc.                                          800       34,400
Illinois Tool Works, Inc.                           1,400       83,650
Pall Corp.                                          1,040       22,100
                                                               140,150
MEDICAL PRODUCTS  - 1.3%
Affymetrix Inc. #                                     300       22,350
Amgen, Inc. #                                       3,830      245,120

Guidant Corp. #                                     2,500      134,688
Human Genome #                                      2,200      152,487
MedImmune, Inc. #                                   2,750      131,141
Millennium Pharmaceutical #                         1,280       79,200
                                                               764,986

MEDICAL-HMO  - 0.1%
United Healthcare Co.                                 340       20,846
Wellpoint Health Networks #                           380       43,795
                                                                64,641
MEDICAL SERVICES  - 0.6%
Health Management #                                 2,940       61,005
IMS Healthcare, Inc.                                1,680       45,360
Tenet Healthcare Corp.#                             2,190       96,908
The Healthcare Co.                                  2,820      124,813
                                                               328,086
MEDICAL SUPPLIES  - 0.9%
Cardinal Health, Inc.                               1,160      115,855
Medtronic, Inc.                                     6,560      396,060
                                                               511,915
METAL FABRICATING - 0.1%
Timken Co.                                          3,497       53,111

MULTIMEDIA  - 2.0%
Comcast Corp. - Class A                             4,000      166,750
Gannett, Inc.                                       2,200      138,325
Time Warner, Inc.                                   5,400      281,070
Viacom, Inc. - Class B #                            6,553      309,220
Walt Disney Co.                                     8,900      258,100
                                                             1,153,465
NATURAL GAS  (DISTRIBUTOR) - 0.3%
MCN Corp.                                           2,640       73,260
Williams Cos., Inc.                                 2,300       91,712
                                                               164,972
NETWORKING PRODUCTS - 2.7%
3COM Corp. #                                        1,200       10,200
Cisco Systems, Inc. #                              36,670    1,398,044
Network Appliance #                                 1,710      109,760
                                                             1,518,004
OFFICE AUTOMATION & EQUIPMENT - 0.5%
Hewlett Packard                                     7,000      218,750
Pitney Bowes, Inc.                                  1,375       45,461
Xerox Corp.                                         2,180       10,082
                                                               274,293
OIL/GAS (DOMESTIC)  - 1.2%
Anadarko Petroleum                                  1,948      138,074
Baker Hughes                                        1,540       64,295
Burlington Resources                                1,000       50,438
El Paso Energy Co.                                  1,675      120,391
Enron Corp.                                         3,000      249,750
USX Marathon Group                                  1,300       36,156
                                                               659,104
OIL/GAS (INTERNATIONAL ) - 3.1%
BP Amoco PLC Sponsored ADR                            848       40,545
Chevron Corp.                                       3,300      279,057
Exxon Corp.                                        16,262    1,407,679
Transocean Sedco                                      619       28,435
                                                             1,755,716
OILFIELD SERVICES/ EQUIPMENT - 0.8%
Coastal Corp.                                       1,600      141,200
Kerr-McGee Corp.                                      700       46,813
Schlumberger Ltd.                                   3,000      241,125
                                                               429,138
OIL AND NATURAL GAS  - 0.4%
Amerada Hess                                          200       14,612
Apache Corp.                                          900       62,944
Nabors Industries #                                   500       29,470
Ocean Energy, Inc.                                  4,660       80,385
Santa Fe International Corp.                        1,000       31,875
                                                               219,286
PAPER & FOREST  PRODUCTS - 0.2%
International Paper                                 2,485      101,574

PETROLEUM  (INTEGRATED) - 1.8%
Conoco, Inc. - Class B                              3,800      110,675
Occidental Petroleum Corp.                          2,900       70,869
Phillips Petroleum                                    900       51,075
Royal Dutch Petroleum                              10,100      611,050
Texaco Corp.                                        2,600      161,200
                                                             1,004,869
PIPELINES  - 0.1%
Dynegy Inc. - Class A                               1,445       80,468

PUBLISHING  - 0.1%
Tribune Co.                                         1,400       59,238

RESTAURANT  - 0.9%
McDonald's Corp.                                   10,200      346,800
Wendy's International, Inc.                         6,600      172,837
                                                               519,637
RETAIL  - 0.2%
Circuit City Stores                                 2,800       32,900
Limited, Inc.                                       2,000       34,125
May Department Store                                1,200       39,300
                                                               106,325
RETAIL GROCERY  - 0.4%
Albertson's, Inc.                                   3,300       87,038
Kroger Co. #                                        4,300      116,906
                                                               203,944

RETAIL STORE  - 3.4%
Action Performance #                               24,500       58,953
Best Buy Co. #                                      1,800       53,325
Federated Department Stores #                       3,300      115,500
Gap, Inc.                                           5,300      135,481
Home Depot, Inc.                                    7,800      355,388
J.C. Penny                                          2,800       30,625
Lowe's Companies                                    2,500      111,250
Staples #                                           2,500       29,531
Target Stores                                       4,700      151,869
WalMart Stores, Inc.                               16,500      876,562
                                                             1,918,484
RUBBER/PLASTICS  - 0.1%
Newell Rubbermaid Co.                               3,000       68,250

SEMICONDUCTOR  - 0.1%
National Semiconductor Corp. #                        550       11,069
Vitesse Semiconductor #                               590       32,634
                                                                43,703
SERVICES  - 0.2%
Paychex, Inc.                                       2,182      106,100

SUPER - REGIONAL BANK - U.S. - 0.2%
Comerica, Inc.                                        900       53,212
Keycorp                                             3,200       89,400
                                                               142,612
TELECOMMUNICATION EQUIPMENT - 2.5%
ADC Telecom, Inc. #                                 2,500       45,156
Comverse Technology, Inc. #                         1,010      110,090
JDS Uniphase Corp. #                                4,500      186,468
Nokia Corp. - ADR - Class A                         2,490      108,626
Nortel Networks                                    13,710      440,434
QUALCOMM, Inc. #                                    3,500      288,094
SDL, Inc. #                                           270       40,011
Sprint PCS Group #                                  4,105       83,126
Vodafone AirTouch PLC - ADR                         2,785       99,738
                                                             1,401,743
TELECOMMUNICATION SERVICES - 5.9%
Alltel Corp.                                        1,825      113,720
AT&T Corp.                                         17,780      301,149
BellSouth Corp.                                     7,890      322,997
Global Crossing Ltd. #                             17,104      243,732
Lucent Technologies, Inc.                          15,000      199,687
Nextel Communications #                             4,660      115,044
Qwest Communications #                              6,863      279,667
SBC Communications                                 16,329      777,667
Sprint Corp. FON Group                              3,975       80,494
Tellabs, Inc. #                                       940       53,110
Verizon Communications                             12,975      649,561
Worldcom, Inc. #                                   18,492      258,888
                                                             3,395,716
TOBACCO  - 1.3%
Philip Morris Cos.                                 12,700      560,388
UST, Inc.                                           6,100      171,181
                                                               731,569
TOYS  - 0.5%
JAKKS Pacific Co. #                                 9,000       82,125
Toys "R" Us, Inc. #                                11,100      185,925
                                                               268,050
TRANSPORTATION  - 0.1%
Fedex Corp. #                                       1,350       54,000

TRANSPORTATION - RAILROAD - 0.2%
Burlington Northern Santa Fe                        1,935       54,664
Union Pacific Corp.                                 1,490       75,245
                                                               129,909
TRAVEL SERVICES  - 0.2%
Carnival Corp.                                      2,500       77,344
Sabre Holdings Corp. #                                618       26,651
                                                               103,995
TRUCKING/TRANSPORTATION LEASING - 0.0%
CSX Corp.                                           1,047       27,222

WASTE DISPOSAL NON-HAZARDOUS - 0.2%
Stericycle, Inc. #                                    500       19,063
Waste Connections, Inc. #                             600       19,837
Waste Management, Inc.                              3,670      101,154
                                                               140,054

TOTAL COMMON STOCKS
(Cost  $50,679,035)                                         54,626,435

U.S. TREASURY OBLIGATIONS - 0.4%
**  U.S. Treasury Bill 5.64%  01/04/2001            6,000        5,997
  *  U.S. Treasury Bill 6.07%  03/01/2001         200,000      198,033

TOTAL U.S. TREASURY OBLIGATIONS
(Cost  $204,029)                                               204,030

REPURCHASE AGREEMENTS - 4.0%
Smith Barney Securities LLC, 6.81%, 01/02/01
    Collateralized by $2,383,740 various
    commercial papers, 4.12 - 6.38% , 01/10/01 -
    03/14/01, market value - $2,400,450)        2,337,000    2,337,000

TOTAL REPURCHASE AGREEMENTS
(Cost  $2,337,000)                                           2,337,000

TOTAL INVESTMENTS
(Cost  $53,220,064)                                         57,167,465

TRUSTEE DEFERRED COMPENSATION***
Flex-funds Highlands Growth Fund                      775       14,414
Flex-funds Muirfield Fund                           1,486        7,581
Flex-funds Total Return Utilities Fund                346        7,487
Meeder Advisor International Equity Fund              672        8,862

TOTAL TRUSTEE DEFERRED COMPENSATION
(COST  $42,790)                                                 38,344

                                                  CONTRACTS    VALUE
FUTURES CONTRACTS
Long, S&P 500 Futures, face amount $1,318,60            4    1,335,000

TOTAL FUTURES CONTRACTS                                      1,335,000

ADR  American Depositary Receipt
#    Represents non-income producing securities.
*    Pledged as collateral on futures contracts.
**   Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.



Growth Mutual Fund Portfolio
Portfolio of Investments as of December 31, 2000

INDUSTRIES/CLASSIFICATIONS                             SHARES OR
                                                      FACE AMOUNT      VALUE

REGISTERED INVESTMENT COMPANIES - 87.6%

AIM Basic Value Fund                                      66,376     1,886,416
Federated Mid-Cap Fund                                   200,149     3,512,615
Federated S&P 500 Maxcap Fund                             90,939     2,438,991
Invesco Equity Income Fund                               126,993     1,823,617
Invesco Strategic Financial Services Fund                 97,621     3,152,185
Invesco Strategic Energy Fund                            135,604     2,831,410
Rydex Health Care Sector Fund #                          170,222     2,233,313

TOTAL REGISTERED INVESTMENT COMPANIES
(Cost $17,462,968)                                                  17,878,547

U.S. GOVERNMENT OBLIGATION - 1.9%

*  U.S. Treasury Bill 6.07%, due 03/01/01                400,000       396,066

TOTAL U.S. GOVERNMENT OBLIGATION
(Cost  $396,064)                                                       396,066

REPURCHASE AGREEMENTS - 10.5%

   Smith Barney Securities LLC, 6.81%, 01/02/01,
       (Collateralized by $2,183,820 various discount
       commercial papers, 01/10/01 - 03/14/01,
       market value - $2,199,128)                      2,141,000     2,141,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,141,000)                                                    2,141,000

TOTAL INVESTMENTS - 100.0%
(Cost $20,000,032)                                                 $20,415,613

                                                         CONTRACTS      VALUE
FUTURES CONTRACTS

Long, S&P 500 Futures, face amount $2,334,750
   expiring March 2001                                         7     2,336,250

TOTAL FUTURES CONTRACTS                                             $2,336,250

TRUSTEE DEFERRED COMPENSATION**                             SHARES       VALUE
   Flex-funds Highlands Growth Fund                           45           829
   Flex-funds Muirfield Fund                                 137           700
   Flex-funds Total Return Utilities Fund                     22           466
   Meeder Advisor International Equity Fund                   52           681

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost  $3,012)                                                          $2,676

#    Represents non-income producing security.
*    Pledged as collateral on Futures.
** Assets of affiliates to the Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Aggressive Growth Mutual Fund Portfolio
Portfolio of Investments as of December 31, 2000

INDUSTRIES/CLASSIFICATIONS                               SHARES OR
                                                        FACE AMOUNT     VALUE

REGISTERED INVESTMENT COMPANIES - 87.5%

AIM Basic Value Fund                                        75,373     2,142,088
AIM Mid Cap Equity Fund                                     91,217     2,193,771
Federated S&P 500 Maxcap Fund                               31,830       853,683
Invesco Strategic Financial Services Fund                   13,753       444,075
Invesco Strategic Energy Fund                               97,890     2,043,936
Rydex Banking Sector Fund #                                186,276     1,566,581
Rydex Health Care Sector Fund #                            101,508     1,331,787

TOTAL REGISTERED INVESTMENT COMPANIES
(Cost  $9,987,534)                                                    10,575,921

U.S. GOVERNMENT OBLIGATION - 1.6%

*  U.S. Treasury Bill, 6.07%  due 03/01/01                 200,000       198,033

TOTAL U.S. GOVERNMENT OBLIGATION
(Cost  $198,032)                                                         198,033

REPURCHASE AGREEMENTS - 10.9%

   Smith Barney Securities LLC, 6.81%, 01/02/01,
       (Collateralized by $1,350,480 various discount
       commercial papers, 01/10/01 - 03/14/01,
       market value - $1,359,947)                        1,324,000     1,324,000

TOTAL REPURCHASE AGREEMENTS
(Cost   $1,324,000)                                                    1,324,000

TOTAL INVESTMENTS - 100.0%
(Cost  $11,509,566)                                                  $12,097,954

                                                         CONTRACTS       VALUE
FUTURES CONTRACTS

Long, S&P 500 Futures, face amount $1,339,000
   expiring March 2001                                           4     1,335,000

TOTAL FUTURES CONTRACTS                                               $1,335,000

TRUSTEE DEFERRED COMPENSATION**                             SHARES        VALUE
   Flex-funds Highlands Growth Fund                             44          $819
   Flex-funds Muirfield Fund                                   136           692
   Flex-funds Total Return Utilities Fund                       21           457
   Meeder Advisor International Equity Fund                     51           674

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost  $2,972)                                                            $2,642

#    Represents non-income producing securities.
*    Pledged as collateral on Futures.
** Assets of affiliates to the Aggressive Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.



Bond Portfolio
Portfolio of Investments as of December 31, 2000

            INDUSTRIES/CLASSIFICATIONS                SHARES OR
                                                     FACE AMOUNT     VALUE

U.S. GOVERNMENT OBLIGATIONS - 79.8%

Federal Home Loan Bank
6.50%  01/12/10                                       3,000,000     2,999,639
Federal Home Loan
5.29%, 02/21/01                                       1,000,000       998,086
*  U.S. Treasury Bill
5.64%, 01/04/01                                           4,800         4,798
U.S. Treasury Note
6.50%, 02/15/10                                       5,900,000     6,455,891

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $10,108,758)                                                 10,458,414

REPURCHASE AGREEMENT - 20.2%

Smith Barney Securities LLC, 6.81%, 01/02/01,
    (Collateralized by $2,707,080 various discount
    commercial papers, 01/10/01 - 03/14/01,
    market value - $2,726,056)                        2,654,000     2,654,000

TOTAL REPURCHASE AGREEMENT
(Cost  $2,654,000)                                                  2,654,000

TOTAL INVESTMENTS - 100.0%
(Cost $12,762,758)                                                 13,112,414

TRUSTEE DEFERRED COMPENSATION**
Flex-funds Highlands Growth Fund                            332         6,165
Flex-funds Muirfield Fund                                   585         2,983
Flex-funds Total Return Utilities Fund                      119         2,574
Meeder Advisor International Equity Fund                    293         3,857

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost  $17,321)                                                       $15,579

*    Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Money Market Portfolio
Portfolio of Investments as of December 31, 2000

                                                           COUPON/
                                                            YIELD    MATURITY  FACE AMOUNT      AMORTIZED COST

COMMERCIAL PAPER - 55.8%
Allegheny Energy, Inc.                                      6.58%    01/08/01  $20,000,000         $19,974,411
Colonial Pipline Co.                                        6.15%    07/16/01    5,000,000           4,832,583
Colonial Pipline Co.                                        6.15%    07/23/01    2,000,000           1,930,642
Credit Suisse First Boston                                  6.44%    04/03/01   20,000,000          19,670,845
Duff & Phelps Utility & Corp. Bond Trust, Inc.***           6.43%    05/02/01   12,500,000          12,229,851
General Electric Capital Corp.                              6.66%    03/06/01   30,000,000          29,644,800
McGraw-Hill Cos., Inc.                                      6.15%    05/21/01   10,000,000           9,760,833
Motorola, Inc.                                              6.27%    04/06/01   10,000,000           9,834,542
Old Republic Capital Corp.***                               6.52%    02/13/01   20,000,000          19,844,244
ONEOK, Inc.***                                              6.45%    03/12/01   10,000,000           9,874,583
Salomon Smith Barney, Inc.                                  6.48%    02/06/01   10,000,000           9,935,200
SBC Communications, Inc.***                                 6.50%    01/24/01    8,166,000           8,132,088
Toronto-Dominion Holdings USA, Inc.                         5.98%    06/16/01   10,000,000           9,719,272

TOTAL COMMERCIAL PAPER
(Cost $165,383,894 )                                                                               165,383,894

CORPORATE OBLIGATIONS - 36.5%

American Honda Finance Corp.***                             6.83%*   05/21/01   10,000,000          10,002,518
Aquarium Holdings KY***                                     6.65%*   01/04/01      108,000             108,000
Associates Corp. NA                                         5.60%    01/15/01      420,000             419,771
Austin Printing Co., Inc.***                                6.77%*   01/04/01    2,515,000           2,515,000
Bank Of America                                             5.85%    08/01/01    3,000,000           2,992,813
Bath Technologies, Inc.***                                  6.80%*   01/04/01    1,440,000           1,440,000
Beaver Creek Enterprise***                                  6.77%*   01/04/01    2,070,000           2,070,000
Boeing Corp.                                                6.75%*   05/21/01    2,000,000           2,001,909
Boeing Corp.                                                6.41%    05/01/01    2,000,000           1,999,331
Care Life Project***                                        6.77%*   01/04/01    3,400,000           3,400,000
Clark Grave Vault Co.***                                    6.65%*   01/04/01    2,100,000           2,100,000
Coca Cola Enterprise                                        6.00%    03/15/01    7,000,000           6,990,916
Coughlin Family Prop., Inc.***                              6.65%*   01/04/01    3,155,000           3,155,000
Danis Construction Co.***                                   6.65%*   01/04/01    4,000,000           4,000,000
Doren, Inc.***                                              6.77%*   01/04/01      100,000             100,000
Espanola/Nambe***                                           6.77%*   01/04/01    1,680,000           1,680,000
General Motors Acceptance Corp.                             6.40%    09/21/01    2,000,000           2,001,048
General Motors Acceptance Corp.                             5.63%    02/15/01       85,000              84,803
Gordon Flesch Co. Project***                                6.77%*   01/04/01    1,000,000           1,000,000
Hancor, Inc.***                                             6.77%*   01/04/01      400,000             400,000
Hertz                                                       7.38%    06/15/01    1,310,000           1,316,003
Isaac Tire, Inc.***                                         6.65%*   01/04/01      955,000             955,000
K.L. Morris, Inc.***                                        6.65%*   01/04/01    2,165,000           2,165,000
Merrill Lynch & Co.                                         6.00%    03/01/01      500,000             499,492
Merrill Lynch & Co.                                         6.53%    03/19/01      500,000             499,873
MetLife Insurance Co.****                                   6.87%*   01/01/01   19,000,000          19,000,000
Miami Valley Steel***                                       6.77%*   01/04/01    1,745,000           1,745,000
Mubea, Inc.***                                              6.77%*   01/04/01    2,500,000           2,500,000
Mubea, Inc.***                                              6.77%*   01/04/01    8,200,000           8,200,000
O.K.I. Supply Co.***                                        6.65%*   01/04/01    1,910,000           1,910,000
Osco Industries, Inc.***                                    6.77%*   01/04/01    2,100,000           2,100,000
Presrite Corp.***                                           6.77%*   01/04/01    1,190,000           1,190,000
Pro Tire, Inc.***                                           6.65%*   01/04/01    1,145,000           1,145,000
R.I. Lampus Co.***                                          6.77%*   01/04/01    1,615,000           1,615,000
Seariver Maritime, Inc.***                                  6.65%*   01/02/01    5,700,000           5,700,000
SGS Tool Company***                                         6.77%*   01/04/01    1,320,000           1,320,000
White Castle Project***                                     6.77%*   01/04/01    8,000,000           8,000,000

TOTAL CORPORATE OBLIGATIONS
(Cost $108,321,477 )                                                                               108,321,477


34



U.S. TREASURY OBLIGATIONS - 0.0%

U.S. Treasury Bill                                          5.64%    01/04/01       63,100              63,071

TOTAL U.S. TREASURY OBLIGATIONS
(Cost  $63,071 )                                                                                        63,071

REPURCHASE AGREEMENT - 7.7%

Smith Barney Securities LLC, 6.81%, 01/02/01,
    (Collateralized by $23,225,400 various discount
    commercial papers, 01/10/01 - 03/14/01,
    market value - $23,388,206)                             6.81%    01/02/01   22,770,000          22,770,000

TOTAL REPURCHASE AGREEMENT
(Cost $22,770,000)                                                                                  22,770,000

TOTAL INVESTMENTS - 100.0%
(Cost $296,538,442) (a)                                                                           $296,538,442

TRUSTEE DEFERRED COMPENSATION*****                                                   SHARES             VALUE
Flex-funds Highlands Growth Fund                                                       992             $18,870
Flex-funds Muirfield Fund                                                            2,050              10,586
Flex-funds Total Return Utilities Fund                                                 527              11,670
Meeder Advisor International Equity Fund                                               856              11,478

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost  $52,604)                                                                                        $52,604

(a)  Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of December 31, 2000. Maturity date reflects the next rate change date.
**   Pledged as collateral on Letter of Credit.
*** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2000, securities restricted as to resale to institutiona represented 37.3% of the Portfolio.
**** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2000, illiquid securities represented 6.4% of the Portfolio.
***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                           MUIRFIELD         TOTAL RETURN        HIGHLANDS
                                                              FUND            UTILITIES            GROWTH
                                                                                 FUND               FUND
Assets
    Investments in corresponding portfolio, at value      $98,236,631         $24,457,781       $44,031,733
    Receivable for capital stock issued                     2,671,423             521,503           149,651
    Receivable from investment advisor                              0                   0                 0
    Other assets                                               30,447              18,657            46,470
Total Assets                                              100,938,501          24,997,941        44,227,854

Liabilities
    Payable for capital stock redeemed                      2,849,270             235,208           111,639
    Dividends payable                                          24,306               1,421             7,292
    Accrued 12b-1 distribution fees                           133,142               1,846            50,820
    Accrued transfer agent and administrative fees             14,129               2,759             6,809
    Other accrued liabilities                                   5,316              16,928             1,984
Total Liabilities                                           3,026,163             258,162           178,544

Net Assets                                                 97,912,338          24,739,779        44,049,310

Net Assets
    Capital                                               108,062,637          20,986,108        38,687,981
    Accumulated undistributed (distributions in
       excess of) net investment income                     2,378,332             (19,732)            1,910
    Accumulated undistributed net realized gain
       (loss) from investments                            (14,733,724)           (134,655)        1,602,328
    Net unrealized appreciation (depreciation) of
       investments                                          2,205,093           3,908,058         3,757,091

Total Net Assets                                          $97,912,338         $24,739,779       $44,049,310

Capital Stock Outstanding                                  19,761,193           1,116,046         2,360,457
  (indefinite number of shares authorized, $0.10 par value)

Net Asset Value, Offering and Redemption Price Per Share        $4.95              $22.17            $18.66

See accompanying notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                              DYNAMIC       AGGRESSIVE     U.S. GOVERNMENT       MONEY
                                                               GROWTH         GROWTH            BOND             MARKET
                                                                FUND           FUND             FUND              FUND
Assets
    Investments in corresponding portfolio, at value        $20,374,420    $12,066,404         $13,360,241   $233,182,463
    Receivable for capital stock issued                          14,887          1,342               4,803              0
    Receivable from investment advisor                           12,752         14,488                   0         76,319
    Other assets                                                  3,850          4,121               3,560         60,192
Total Assets                                                 20,405,909     12,086,355          13,368,604    233,318,974

Liabilities
    Payable for capital stock redeemed                                0              0               8,590              0
    Dividends payable                                                 0             27               2,803         23,048
    Accrued 12b-1 distribution fees                               2,430          3,477               1,810         43,808
    Accrued transfer agent and administrative fees                1,944          1,390               1,282         22,361
    Other accrued liabilities                                     2,053          1,974              13,694          2,315
Total Liabilities                                                 6,427          6,868              28,179         91,532

Net Assets                                                   20,399,482     12,079,487          13,340,425    233,227,442

Net Assets
    Capital                                                  23,335,629     16,297,493          13,326,618    233,227,442
    Accumulated undistributed (distributions in
       excess of) net investment income                           5,784            833               1,573              0
    Accumulated undistributed net realized gain
       (loss) from investments                               (3,357,516)    (4,807,232)           (337,414)             0
    Net unrealized appreciation (depreciation) of
       investments                                              415,585        588,393             349,648              0

Total Net Assets                                            $20,399,482    $12,079,487         $13,340,425   $233,227,442

Capital Stock Outstanding                                     2,395,559      1,536,529             608,647    233,227,442
  (indefinite number of shares authorized, $0.10 par value)

Net Asset Value, Offering and Redemption Price Per Share          $8.52          $7.86              $21.92          $1.00

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                   MUIRFIELD       TOTAL RETURN       HIGHLANDS
                                                                      FUND          UTILITIES          GROWTH
                                                                                       FUND             FUND

Net Investment Income from Corresponding Portfolio
           Interest                                                $1,296,867           $41,082         $204,443
           Dividends                                                4,193,617           450,884          504,182
           Expenses net of waivers and/or reimbursements           (1,158,843)         (209,732)        (560,757)
Total Net Investment Income from Corresponding Portfolio            4,331,641           282,234          147,868

Fund Expenses
           Administrative                                              65,890             8,179           25,543
           Transfer agent                                             148,184            17,049           57,888
           Audit                                                        2,006             2,006            2,006
           Legal                                                        2,273             2,272            2,273
           Printing                                                    28,470             2,185            7,357
           Amortization of organizational costs                             0             2,272                0
           Distribution plan                                          121,484            40,896           56,194
           Postage                                                     38,773             3,440            7,646
           Registration and filing                                      9,954            11,999            7,474
           Insurance                                                    1,244                95              421
           Other                                                        4,447             2,050            1,570
Total Expenses                                                        422,725            92,443          168,372
Expenses reimbursed by investment advisor                                   0           (10,138)               0
Net Expenses                                                          422,725            82,305          168,372

Net Investment Income (Loss)                                        3,908,916           199,929          (20,504)

Net Realized and Unrealized Gain (Loss) from Investments
from Corresponding Portfolio
           Net realized gains (losses) from futures contracts      (7,817,987)                0         (289,363)
           Net realized gains (losses) from investments            (6,027,176)          754,574        5,617,064
           Net change in unrealized appreciation (depreciation)
              of investments                                      (14,197,059)        2,256,370      (10,498,635)
Net Gain (Loss) from Investments                                  (28,042,222)        3,010,944       (5,170,934)

Net Increase (Decrease) in Net Assets Resulting from Operations  ($24,133,306)       $3,210,873      ($5,191,438)

*  Operations commenced on February 29, 2000.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                   DYNAMIC         AGGRESSIVE       U.S. GOVERNMENT       MONEY
                                                                   GROWTH            GROWTH               BOND           MARKET
                                                                    FUND*             FUND*               FUND            FUND

Net Investment Income from Corresponding Portfolio
           Interest                                                $162,393            $95,688         $756,126       $15,596,631
           Dividends                                                 49,192             29,273                0                 0
           Expenses net of waivers and/or reimbursements           (129,314)          (126,965)         (55,189)         (492,349)
Total Net Investment Income from Corresponding Portfolio             82,271             (2,004)         700,937        15,104,282

Fund Expenses
           Administrative                                             6,411              6,201            6,182           121,444
           Transfer agent                                            12,821             12,401            7,418           157,140
           Audit                                                      1,661              1,645            3,006             2,007
           Legal                                                        408                404            2,673             2,915
           Printing                                                   2,069              2,048            3,224            57,104
           Amortization of organizational costs                           0                  0                0                 0
           Distribution plan                                         11,414             12,684           19,781           194,310
           Postage                                                    1,451              1,417            4,375            78,554
           Registration and filing                                    1,586              1,545           17,562            59,020
           Insurance                                                     60                 53              103             1,856
           Other                                                      2,618              2,556            4,124            11,503
Total Expenses                                                       40,499             40,954           68,448           685,853
Expenses reimbursed by investment advisor                           (26,719)           (28,622)               0          (186,277)
Net Expenses                                                         13,780             12,332           68,448           499,576

Net Investment Income (Loss)                                         68,491            (14,336)         632,489        14,604,706

Net Realized and Unrealized Gain (Loss) from Investments
from Corresponding Portfolio
           Net realized gains (losses) from futures contracts      (333,063)          (249,640)            (203)                0
           Net realized gains (losses) from investments          (2,809,823)        (4,518,054)         (11,056)                0
           Net change in unrealized appreciation (depreciation)
              of investments                                        415,585            588,393          357,382                 0
Net Gain (Loss) from Investments                                 (2,727,301)        (4,179,301)         346,123                 0

Net Increase (Decrease) in Net Assets Resulting from Operations  ($2,658,810)      ($4,193,637)        $978,612       $14,604,706

*  Operations commenced on February 29, 2000.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                                                      TOTAL RETURN
                                                        MUIRFIELD FUND               UTILITIES FUND          HIGHLANDS GROWTH FUND
                                                        --------------               --------------          ---------------------
                                                  Year ended      Year ended    Year ended    Year ended    Year ended   Year ended
                                                   12/31/00        12/31/99      12/31/00      12/31/99      12/31/00      12/31/99
                                                   --------        --------      --------      --------      --------      --------
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                  $3,908,916     $1,845,031      $199,929      $167,473      ($20,504)     ($17,089)
    Net realized gain (loss) from investments
        and futures contracts                    (13,845,163)    24,271,958       754,574     2,604,826     5,327,701     5,284,110
    Net change in unrealized appreciation
        (depreciation) of investments            (14,197,059)    (5,000,347)    2,256,370      (862,933)  (10,498,635)    4,100,217
Net increase in net assets resulting from
  operations                                     (24,133,306)    21,116,642     3,210,873     1,909,366    (5,191,438)    9,367,238
Dividends and Distributions to Shareholders from
    Net investment income                         (4,287,267)    (1,844,594)     (199,929)     (167,473)            0             0
    In excess of net investment income                     0              0       (19,234)            0             0             0
    Net realized gain from investments and
        futures contracts                         (2,832,813)   (26,315,111)   (1,538,610)   (1,461,849)   (3,443,763)   (6,597,219)
    In excess of net realized gain from
        investments and futures contracts                  0              0      (135,138)            0             0             0
    Tax return of capital                                  0              0       (95,413)
Net decrease in net assets resulting from
  dividends and distributions                     (7,120,080)   (28,159,705)   (1,988,324)   (1,629,322)   (3,443,763)   (6,597,219)
Capital Transactions
    Issued                                        26,115,440     51,902,553    14,475,908     7,241,515    18,730,899    91,122,133
    Reinvested                                     7,060,043     28,024,910     1,913,383     1,551,863     3,383,651     6,553,604
    Redeemed                                     (59,836,826)   (42,604,626)   (6,765,397)   (5,634,736)  (22,516,959)  (91,266,580)
Net increase (decrease) in net assets
  resulting from capital transactions            (26,661,343)    37,322,837     9,623,894     3,158,642      (402,409)    6,409,157

Total Increase (Decrease) in Net Assets          (57,914,729)    30,279,774    10,846,443     3,438,686    (9,037,610)    9,179,176

Net Assets - Beginning of Period                 155,827,067    125,547,293    13,893,336    10,454,650    53,086,920    43,907,744

Net Assets - End of Period                       $97,912,338   $155,827,067   $24,739,779   $13,893,336   $44,049,310   $53,086,920

Share Transactions
    Issued                                         4,363,806      7,800,886       659,325       331,544       856,362     3,995,692
    Reinvested                                     1,340,919      4,779,728        88,514        76,776       180,460       304,498
    Redeemed                                     (10,611,610)    (6,156,981)     (314,798)     (275,164)   (1,049,053)   (3,995,764)
Change in shares                                  (4,906,885)     6,423,633       433,041       133,156       (12,231)      304,426

*  Date of commencement of operations.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                    DYNAMIC     AGGRESSIVE       U.S. GOVERNMENT
                                                  GROWTH FUND   GROWTH FUND        BOND FUND              MONEY MARKET FUND
                                                  -----------   -----------        ---------              -----------------
                                                 Period from   Period from
                                                   2/29/00*      2/29/00*    Year ended   Year ended     Year ended      Year ended
                                                 to 12/31/00   to 12/31/00    12/31/00     12/31/99       12/31/00        12/31/99
                                                 -----------   -----------    --------     --------       --------        --------
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                    $68,491     ($14,336)     $632,489      $485,815     $14,604,706    $10,553,903
    Net realized gain (loss) from investments
        and futures contracts                    (3,142,886)  (4,767,694)      (11,259)     (476,420)              0              0
    Net change in unrealized appreciation
        (depreciation) of investments               415,585      588,393       357,382        48,124               0              0
Net increase in net assets resulting from
  operations                                     (2,658,810)  (4,193,637)      978,612        57,519      14,604,706     10,553,903
Dividends and Distributions to Shareholders from
    Net investment income                          (277,337)     (24,369)     (632,490)     (485,815)    (14,604,706)   (10,553,903)
    In excess of net investment income                    0            0             0             0               0              0
    Net realized gain from investments and
        futures contracts                                 0            0             0             0               0              0
    In excess of net realized gain from
        investments and futures contracts                 0            0             0             0               0              0
    Tax return of capital
Net decrease in net assets resulting from
  dividends and distributions                      (277,337)     (24,369)     (632,490)     (485,815)    (14,604,706)   (10,553,903)
Capital Transactions
    Issued                                       31,089,470   26,207,111     2,014,116     2,790,040     508,971,433    621,768,406
    Reinvested                                      277,326       24,342       595,524       458,067      14,386,159     10,405,355
    Redeemed                                     (8,031,167)  (9,933,960)   (2,037,500)   (1,691,655)   (522,153,383)  (554,405,825)
Net increase (decrease) in net assets
  resulting from capital transactions            23,335,629   16,297,493       572,140     1,556,452       1,204,209     77,767,936

Total Increase (Decrease) in Net Assets          20,399,482   12,079,487       918,262     1,128,156       1,204,209     77,767,936

Net Assets - Beginning of Period                          0            0    12,422,163    11,294,007     232,023,233    154,255,297

Net Assets - End of Period                      $20,399,482  $12,079,487   $13,340,425   $12,422,163    $233,227,442   $232,023,233

Share Transactions
    Issued                                        3,286,676    2,803,737        93,797       129,747     508,971,433    621,768,406
    Reinvested                                       32,295        3,097        27,758        21,351      14,386,159     10,405,355
    Redeemed                                       (923,412)  (1,270,305)      (95,233)      (78,890)   (522,153,383)  (554,405,825)
Change in shares                                  2,395,559    1,536,529        26,322        72,208       1,204,209     77,767,936

*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND

                                                   Year                Year            Year            Year            Year
                                                  ended               ended           ended           ended           ended
                                                12/31/00            12/31/99        12/31/98        12/31/97        12/31/96

Net Asset Value, Beginning of Period              $6.32               $6.88           $5.47           $5.47           $5.73

Income from Investment Operations
    Net investment income                          0.20                0.09            0.08            0.11            0.10
    Net gains (losses) on securities and
      futures (both realized and unrealized)      (1.23)               0.89            1.51            0.91            0.25
Total from Investment Operations                  (1.03)               0.98            1.59            1.02            0.35

Less Dividends and Distributions
    From net investment income                    (0.19)              (0.09)          (0.08)          (0.11)          (0.10)
    From net capital gains                        (0.15)              (1.45)          (0.10)          (0.91)          (0.51)
Total Dividends and Distributions                 (0.34)              (1.54)          (0.18)          (1.02)          (0.61)

Net Asset Value, End of Period                    $4.95               $6.32           $6.88           $5.47           $5.47

Total Return                                     -16.50%              16.43%          29.33%          18.59%           5.99%

Ratios/Supplemental Data
    Net assets, end of period                   $97,912            $155,827        $125,547        $130,783        $121,335
    Ratio of expenses to average net assets        1.20%               1.21%           1.24%           1.29%           1.19%
    Ratio of net investment income to
       average net assets                          2.97%               1.33%           1.23%           1.69%           1.54%
    Portfolio turnover rate(1)                   405.88%             787.66%         128.31%         395.42%         297.41%

(1) Represents turnover rate of corresponding portfolio.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                         Year               Year            Year            Year            Year
                                                         ended             ended           ended           ended           ended
                                                       12/31/00          12/31/99        12/31/98        12/31/97        12/31/96

Net Asset Value, Beginning of Period                    $20.34              $19.01          $17.72          $14.98          $14.14

Income from Investment Operations
    Net investment income                                 0.26                0.30            0.25            0.25            0.37
    Net gains on securities (both realized and
      unrealized)                                         3.73                3.45            1.29            3.99            1.48
Total from Investment Operations                          3.99                3.75            1.54            4.24            1.85

Less Dividends and Distributions
    From net investment income                           (0.26)              (0.30)          (0.25)          (0.25)          (0.37)
    In excess of net investment income                   (0.02)               0.00            0.00            0.00            0.00
    From net capital gains                               (1.64)              (2.12)           0.00           (1.25)          (0.64)
    In excess of net capital gains                       (0.15)               0.00            0.00            0.00            0.00
    Tax return of capital                                (0.09)               0.00            0.00            0.00            0.00
Total Dividends and Distributions                        (2.16)              (2.42)          (0.25)          (1.50)          (1.01)

Net Asset Value, End of Period                          $22.17              $20.34          $19.01          $17.72          $14.98

Total Return                                             20.03%              20.01%           8.77%          28.68%          13.33%

Ratios/Supplemental Data
    Net assets, end of period ($000)                   $24,740             $13,893         $10,455          $8,405          $5,074
    Ratio of expenses to average net assets               1.78%               1.80%           1.80%           1.80%           1.25%
    Ratio of net investment income to average net assets  1.22%               1.48%           1.35%           1.57%           2.55%
    Ratio of expenses to average net assets before
       reimbursement of fees(2)                           1.85%               1.99%           2.11%           2.51%           2.95%
    Portfolio turnover rate(1)                           37.07%              69.20%          51.36%          41.22%          50.79%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes directed brokerage payments in corresponding portfolio.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                         Year               Year            Year            Year            Year
                                                         ended             ended           ended           ended           ended
                                                       12/31/00          12/31/99        12/31/98        12/31/97        12/3196

Net Asset Value, Beginning of Period                    $22.37              $21.23          $18.55          $16.41          $15.34

Income from Investment Operations
    Net investment income (loss)                         (0.01)              (0.01)           0.06            0.06            0.31
    Net gains (losses) on securities and futures
       (both realized and unrealized)                    (2.17)               4.37            4.32            4.73            1.07
Total from Investment Operations                         (2.18)               4.36            4.38            4.79            1.38

Less Dividends and Distributions
    From net investment income                            0.00                0.00           (0.06)          (0.06)          (0.31)
    From net capital gains                               (1.53)              (3.22)          (1.64)          (2.59)           0.00
Total Dividends and Distributions                        (1.53)              (3.22)          (1.70)          (2.65)          (0.31)

Net Asset Value, End of Period                          $18.66              $22.37          $21.23          $18.55          $16.41

Total Return                                             -9.76%              21.16%          23.67%          29.28%           9.08%

Ratios/Supplemental Data
    Net assets, end of period ($000)                   $44,049             $53,087         $43,908         $33,752         $24,204
    Ratio of expenses to average net assets               1.43%               1.56%           1.69%           1.87%           1.65%
    Ratio of net investment income (loss) to
       average net assets                                -0.04%              -0.04%           0.31%           0.30%           1.92%
    Ratio of expenses to average net assets before
       waiver of fees(2)                                  1.43%               1.57%           1.70%           1.87%           1.65%
    Portfolio turnover rate(1)                           58.03%              51.22%          79.98%         129.79%          81.66%

(1)  Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE DYNAMIC GROWTH FUND
                                               Period from
                                            February 29, 2000*
                                            to December 31, 2000

Net Asset Value, Beginning of Period                  $10.00

Income from Investment Operations
    Net investment income                               0.04
    Net gains (losses) on securities and futures       (1.39)
Total from Investment Operations                       (1.35)

Less Dividends and Distributions
    From net investment income                         (0.04)
    In excess of net investment income                 (0.09)
    From net capital gains                              0.00
Total Dividends and Distributions                      (0.13)

Net Asset Value, End of Period                         $8.52

Total Return                                          -13.54%(3)

Ratios/Supplemental Data
    Net assets, end of period ($000)                 $20,399
    Ratio of expenses to average net assets             1.10%(2)
    Ratio of net investment income to average
       net assets                                       0.53%(2)
    Ratio of expenses to average net assets before
       reimbursement of fees                            1.30%(2)
    Portfolio turnover rate(1)                        257.72%(3)

(1) Represents turnover rate of corresponding portfolio.
(2) Annualized.
(3) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.



FINANCIAL HIGHLIGHTS
THE AGGRESSIVE GROWTH FUND
                                                     Period from
                                                  February 29, 2000*
                                                  to December 31, 2000

Net Asset Value, Beginning of Period                        $10.00

Income from Investment Operations
    Net investment income (loss)                             (0.01)
    Net gains (losses) on securities and futures             (2.11)
Total from Investment Operations                             (2.12)

Less Dividends and Distributions
    In excess of net investment income                       (0.02)
    From net capital gains                                    0.00
Total Dividends and Distributions                            (0.02)

Net Asset Value, End of Period                               $7.86

Total Return                                                -21.24%(3)

Ratios/Supplemental Data
    Net assets, end of period ($000)                        $12,079
    Ratio of expenses to average net assets                   1.10%(2)
    Ratio of net investment income to average net assets -0.11%(2) Ratio of expenses to average net assets before
       reimbursement of fees                                  1.32%(2)
    Portfolio turnover rate(1)                              302.02%(3)

(1) Represents turnover rate of corresponding portfolio.
(2) Annualized.
(3) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                           Year              Year           Year            Year            Year
                                                          ended             ended           ended           ended           ended
                                                        12/31/00          12/31/99        12/31/98        12/31/97        12/31/96

Net Asset Value, Beginning of Period                     $21.33              $22.14          $21.19          $20.64          $21.58

Income from Investment Operations
    Net investment income                                  1.10                0.88            0.97            0.99            0.96
    Net gains (losses) on securities and futures           0.59               (0.81)           1.02            0.55           (0.94)
Total from Investment Operations                           1.69                0.07            1.99            1.54            0.02

Less Dividends and Distributions
    From net investment income                            (1.10)              (0.88)          (0.97)          (0.99)          (0.96)
    From net capital gains                                 0.00                0.00           (0.07)           0.00            0.00
Total Dividends and Distributions                         (1.10)              (0.88)          (1.04)          (0.99)          (0.96)

Net Asset Value, End of Period                           $21.92              $21.33          $22.14          $21.19          $20.64

Total Return                                               8.15%               0.35%           9.62%           7.70%           0.15%

Ratios/Supplemental Data
    Net assets, end of period ($000)                    $13,340             $12,422         $11,294         $16,973         $17,783
    Ratio of expenses to average net assets                1.00%               1.00%           1.00%           1.00%           1.00%
    Ratio of net investment income to average net assets   5.12%               4.10%           4.52%           4.85%           4.61%
    Ratio of expenses to average net assets before
       waiver of fees                                      1.30%               1.18%           1.16%           1.14%           1.06%
    Portfolio turnover rate(1)                           375.47%             352.23%         225.11%         375.64%         778.59%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE MONEY MARKET FUND

                                                    Year               Year            Year            Year            Year
                                                    ended             ended           ended           ended           ended
                                                  12/31/00          12/31/99        12/31/98        12/31/97        12/31/96

Net Asset Value, Beginning of Period               $1.00               $1.00           $1.00           $1.00           $1.00

Income from Investment Operations
    Net investment income                          0.060               0.049           0.052           0.053            0.05
Total from Investment Operations                   0.060               0.049           0.052           0.053            0.05

Less Dividends and Distributions
    From net investment income                    (0.060)             (0.049)         (0.052)         (0.053)          (0.05)
Total Dividends and Distributions                 (0.060)             (0.049)         (0.052)         (0.053)          (0.05)

Net Asset Value, End of Period                     $1.00               $1.00           $1.00           $1.00           $1.00

Total Return                                        6.20%               4.96%           5.31%           5.38%           5.27%

Ratios/Supplemental Data
    Net assets, end of period ($000)            $233,227            $232,023        $154,255        $169,335        $119,947
    Ratio of expenses to average net assets         0.41%               0.41%           0.40%           0.40%           0.40%
    Ratio of net investment income to average
       net assets                                   6.01%               4.88%           5.19%           5.26%           5.15%
    Ratio of expenses to average net assets
       before reimbursement/waiver of fees(1)       0.60%               0.54%           0.59%           0.59%           0.58%

(1) Ratio includes fees waived in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds Annual Report
Notes to Financial Statements
December 31, 2000

1.   ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of seven separate funds as follows: The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund (formerly The Growth Fund), The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                        PERCENTAGE OF PORTFOLIO
                                                         OWNED BY FUND AS OF
FUND                            PORTFOLIO                 DECEMBER 31, 2000
----                            ---------                 -----------------
Muirfield Fund                  Mutual Fund Portfolio            90%
Total Return Utilities Fund     Utilities Stock Portfolio        79%
Highlands Growth Fund           Growth Stock Portfolio           77%
Dynamic Growth Fund             Growth Mutual Fund Portfolio    100%
Aggressive Growth Fund          Aggressive Growth Mutual
                                   Fund Portfolio               100%
U.S. Government Bond Fund       Bond Portfolio                  100%
Money Market Fund               Money Market Portfolio           78%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund, The Highlands Growth Fund, The Dynamic Growth Fund and The Aggressive Growth Fund declare and pay dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares and pays dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the Funds, which commenced operations prior to June 15, 1998, have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of December 31, 2000, organizational costs for all Funds have been fully amortized or expensed as incurred.

INVESTMENT INCOME & EXPENSES

The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. and Sector Capital Management, L.L.C. serve as subadvisor of the Utilities Stock Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital Management, L.L.C., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, L.L.C.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund, The Dynamic Growth Fund and The Aggressive Growth Fund such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has voluntarily agreed to reimburse The Total Return Utilities Fund, The Dynamic Growth Fund, The Aggressive Growth Fund and The Money Market Fund for the amount by which annual expenses of such Funds, including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), exceed 1.80%, 1.10%, 1.10% and 0.40% of average daily net assets of the Funds, respectively. Prior to November 2, 2000, the annual expense limitation of The Money Market Fund had been 0.41% of average daily net assets of the fund on an annual basis. Such reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund, except for The Total Return Utilities Fund, The Dynamic Growth Fund and The Aggressive Growth Fund, which is 0.25% of average daily net assets.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, MAM and MFSCo.

4.   FEDERAL TAX INFORMATION (unaudited)

During the year ended December 31, 2000, The Total Return Utilities Fund and The Highlands Growth Fund declared long-term capital distributions of $1,579,530 and $3,378,444, respectively.

For Federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2000, which are available to offset future capital gains, if any:

FUND                                        AMOUNT            EXPIRES
----                                        ------            -------
The Muirfield Fund                       $14,770,866            2008
The Dynamic Growth Fund                    3,185,661            2008
The Aggressive Growth Fund                 4,745,009            2008
The U.S. Government Bond Fund                476,420            2007
The U.S. Government Bond Fund                 11,259            2008

Independent Auditors' Report

To the Shareholders and The Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (including The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund and The Money Market Fund) (the Funds), as of December 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the Funds at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


                                                          KPMG LLP

Columbus, Ohio
February 20, 2001

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                                    MUTUAL             UTILITIES           GROWTH
                                                                     FUND                STOCK              STOCK
                                                                   PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                                   ---------           ---------          ---------
Assets
    Investments, at market value*                                 $62,092,231         $27,968,351       $54,830,465
    Repurchase agreements, at value                                46,443,000           2,935,000         2,337,000
    Trustee deferred compensation investments, at market value         94,837              16,547            38,344
    Cash                                                                  268                 556               477
    Receivable for securities sold                                          0                   0           172,484
    Receivable for net variation margin on futures contracts          136,050                   0                 0
    Interest and dividend receivable                                   37,680              26,109            44,859
    Prepaid expenses/other assets                                         667                 657               234
Total Assets                                                      108,804,733          30,947,220        57,423,863

Liabilities
    Payable for securities purchased                                        0                   0           103,195
    Payable for net variation margin on futures contracts                   0                   0            18,200
    Payable for Trustee Deferred Compensation Plan                     94,837              16,547            38,344
    Payable to corresponding Fund                                           0                   0                 0
    Payable to investment advisor                                      80,956              23,842            48,207
    Accrued fund accounting fees                                        4,266               2,815             3,603
    Other accrued liabilities                                          22,454              13,609            25,572
Total Liabilities                                                     202,513              56,813           237,121

Total Net Assets                                                 $108,602,220         $30,890,407       $57,186,742

Net Assets
    Capital                                                       107,475,577          25,989,725       $53,239,341
    Net unrealized appreciation of investments                      1,126,643           4,900,682         3,947,401
Total Net Assets                                                 $108,602,220         $30,890,407       $57,186,742
*Securities at cost                                              $107,408,588         $26,002,669       $53,220,064

See accompanying notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                                  GROWTH        AGGRESSIVE
                                                                  MUTUAL           GROWTH                              MONEY
                                                                   FUND         MUTUAL FUND          BOND             MARKET
                                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                                 ---------       ---------        ---------          ---------
Assets
    Investments, at market value*                              $18,274,613      $10,773,954      $10,458,414        $273,768,442
    Repurchase agreements, at value                              2,141,000        1,324,000        2,654,000          22,770,000
    Trustee deferred compensation investments, at market value       2,676            2,642           15,579              52,604
    Cash                                                             5,232              593              723                 227
    Receivable for securities sold                                       0                0                0                   0
    Receivable for net variation margin on futures contracts             0                0                0                   0
    Interest and dividend receivable                                 1,215              751          261,054           1,162,326
    Prepaid expenses/other assets                                      929              897            1,194              91,246
Total Assets                                                    20,425,665       12,102,837       13,390,964         297,844,845

Liabilities
    Payable for securities purchased                                 5,063                0                0                   0
    Payable for net variation margin on futures contracts           25,550           18,200                0                   0
    Payable for Trustee Deferred Compensation Plan                   2,676            2,642           15,579              52,604
    Payable to corresponding Fund                                        0                0                0             518,530
    Payable to investment advisor                                   10,604            8,688            1,423              46,175
    Accrued fund accounting fees                                     1,848            1,590            1,591               6,246
    Other accrued liabilities                                        5,491            5,293           11,959              15,495
Total Liabilities                                                   51,232           36,413           30,552             639,050

Total Net Assets                                               $20,374,433      $12,066,424      $13,360,412        $297,205,795

Net Assets
    Capital                                                    $19,958,852       11,478,036       13,010,756         297,205,795
    Net unrealized appreciation of investments                     415,581          588,388          349,656                   0
Total Net Assets                                               $20,374,433      $12,066,424      $13,360,412        $297,205,795
*Securities at cost                                            $20,000,032      $11,509,566      $12,762,758        $296,538,442

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        MUTUAL           UTILITIES          GROWTH
                                                                         FUND              STOCK            STOCK
                                                                       PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                       ---------         ---------        ---------
Investment Income
    Interest                                                           $1,471,893         $53,814           $261,715
    Dividends                                                           4,738,816         595,820            645,428
Total Investment Income                                                 6,210,709         649,634            907,143

Expenses
    Investment advisor                                                  1,168,103         214,073            613,585
    Accounting                                                             51,885          26,404             42,029
    Trustee                                                                52,393          10,102             22,681
    Audit                                                                  13,036          14,040             15,043
    Custodian                                                              15,643           5,113             29,543
    Legal                                                                   2,273           2,273              2,273
    Insurance                                                                 703              29                110
    Other                                                                   7,796           7,796              7,796
Total Expenses                                                          1,311,832         279,830            733,060
Investment advisor fees waived                                                  0               0                  0
Directed brokerage payments received                                            0          (3,109)           (15,082)
Total Net Expenses                                                      1,311,832         276,721            717,978

Net Investment Income (Loss)                                            4,898,877         372,913            189,165

Realized and Unrealized Gain (Loss) from Investments
    Net realized gain (loss) from futures contracts                    (8,885,941)              0           (367,800)
    Net realized gain (loss) from investment transactions
       and distributions of realized gains by other
       investment companies                                            (6,752,117)      1,099,155          6,458,238
    Net change in unrealized appreciation (depreciation)
       of investments                                                 (16,178,338)      2,829,342        (12,741,784)
Net Gain (Loss) on Investments                                        (31,816,396)      3,928,497         (6,651,346)

Net Increase (Decrease) in Net Assets Resulting from Operations      ($26,917,519)     $4,301,410        ($6,462,181)


See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        GROWTH       AGGRESSIVE
                                                                        MUTUAL         GROWTH                        MONEY
                                                                         FUND        MUTUAL FUND      BOND          MARKET
                                                                      PORTFOLIO*     PORTFOLIO*     PORTFOLIO      PORTFOLIO
                                                                      ----------     ----------     ---------      ---------
Investment Income
    Interest                                                           $162,393        $95,687      $756,136     $64,297,832
    Dividends                                                            49,191         29,273             0               0
Total Investment Income                                                 211,584        124,960       756,136      64,297,832

Expenses
    Investment advisor                                                   97,152         94,825        49,443       2,727,093
    Accounting                                                           17,121         16,810        17,361         140,084
    Trustee                                                               5,694          5,694         7,939          34,362
    Audit                                                                 1,683          1,683        12,034          11,998
    Custodian                                                             6,718          7,010         3,308          82,068
    Legal                                                                   413            413         2,273           2,455
    Insurance                                                               120            116           201         135,225
    Other                                                                   413            413           275           8,094
Total Expenses                                                          129,314        126,964        92,834       3,141,379
Investment advisor fees waived                                                0              0       (37,644)     (1,176,601)
Directed brokerage payments received                                          0              0             0               0
Total Net Expenses                                                      129,314        126,964        55,190       1,964,778

Net Investment Income (Loss)                                             82,270         (2,004)      700,946      62,333,054

Realized and Unrealized Gain (Loss) from Investments
    Net realized gain (loss) from futures contracts                    (333,061)      (249,639)         (203)              0
    Net realized gain (loss) from investment transactions
       and distributions of realized gains by other
       investment companies                                          (2,809,807)    (4,518,030)      (11,056)              0
    Net change in unrealized appreciation (depreciation)
       of investments                                                   415,581        588,388       357,387               0
Net Gain (Loss) on Investments                                       (2,727,287)    (4,179,281)      346,128               0

Net Increase (Decrease) in Net Assets Resulting from Operations     ($2,645,017)   ($4,181,285)   $1,047,074     $62,333,054

*  Operations commenced on February 29, 2000.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999


                                                       MUTUAL FUND PORTFOLIO   UTILITIES STOCK PORTFOLIO     GROWTH STOCK PORTFOLIO
                                                       ---------------------   -------------------------     ----------------------
                                                        Year          Year          Year         Year          Year          Year
                                                        ended         ended         ended        ended         ended         ended
                                                      12/31/00      12/31/99      12/31/00     12/31/99      12/31/00      12/31/99
                                                      --------      --------      --------     --------      --------      --------
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                     $4,898,877    $2,644,273     $372,913     $289,856      $189,165      $229,647
    Net realized gain (loss) from
       investments and futures contracts            (15,638,058)   27,496,748    1,099,155    3,637,703     6,090,438     5,340,308
    Net change in unrealized appreciation
       (depreciation) of investments                (16,178,338)   (5,909,917)   2,829,342   (1,322,044)  (12,741,784)    6,025,737
Net increase (decrease) in net assets
   resulting from operations                        (26,917,519)   24,231,104    4,301,410    2,605,515    (6,462,181)   11,595,692
Transactions of Investors' Beneficial Interests
    Contributions                                    29,000,906    67,402,736   16,474,250   11,399,891    27,976,752   105,405,498
    Withdrawals                                     (72,022,261)  (53,900,433)  (7,936,346)  (9,173,858)  (29,545,301) (102,951,461)
Net increase (decrease) in net assets resulting
   from transactions of investors' beneficial
   interests                                        (43,021,355)   13,502,303    8,537,904    2,226,033    (1,568,549)    2,454,037

Total Increase (Decrease) in Net Assets             (69,938,874)   37,733,407   12,839,314    4,831,548    (8,030,730)   14,049,729

Net Assets - Beginning of Period                    178,541,094   140,807,687   18,051,093   13,219,545    65,217,472    51,167,743

Net Assets - End of Period                         $108,602,220  $178,541,094  $30,890,407  $18,051,093   $57,186,742   $65,217,472

*  Date of commencement of operations.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999


                                                      GROWTH    AGGRESSIVE
                                                      MUTUAL      GROWTH
                                                       FUND     MUTUAL FUND
                                                    PORTFOLIO    PORTFOLIO        BOND PORTFOLIO          MONEY MARKET PORTFOLIO
                                                    ---------    ---------        --------------          ----------------------
                                                    Period from  Period from      Year        Year           Year            Year
                                                     2/29/00*     2/29/00*       ended       ended          ended           ended
                                                   to 12/31/00  to 12/31/00    12/31/00    12/31/99       12/31/00        12/31/99
                                                   -----------  -----------    --------    --------       --------        --------
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                       $82,270     ($2,004)    $700,946    $539,910     $62,333,054     $59,927,411
    Net realized gain (loss) from
       investments and futures contracts            (3,142,868) (4,767,669)     (11,259)   (476,427)              0               0
    Net change in unrealized appreciation
       (depreciation) of investments                   415,581     588,388      357,387      48,130               0               0
Net increase (decrease) in net assets
   resulting from operations                        (2,645,017) (4,181,285)   1,047,074     111,613      62,333,054      59,927,411
Transactions of Investors' Beneficial Interests
    Contributions                                   31,083,344  26,216,975    2,009,840   2,870,096   4,173,139,320   6,273,721,231
    Withdrawals                                     (8,063,894) (9,969,266)  (2,123,360) (1,550,472) (5,042,463,181) (6,027,721,363)
Net increase (decrease) in net assets resulting
   from transactions of investors' beneficial
   interests                                        23,019,450  16,247,709     (113,520)  1,319,624    (869,323,861)    245,999,868

Total Increase (Decrease) in Net Assets             20,374,433  12,066,424      933,554   1,431,237    (806,990,807)    305,927,279

Net Assets - Beginning of Period                             0           0   12,426,858  10,995,621   1,104,196,602     798,269,323

Net Assets - End of Period                         $20,374,433 $12,066,424  $13,360,412 $12,426,858    $297,205,795  $1,104,196,602

*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Ratios/ Supplementary Data


MUTUAL FUND PORTFOLIO                                       Year            Year            Year            Year            Year
                                                           ended           ended           ended           ended           ended
                                                         12/31/00        12/31/99        12/31/98        12/31/97        12/31/96
                                                         --------        --------        --------        --------        --------

Net assets, end of period ($000)                         $108,602        $178,541        $140,808        $144,533        $135,540
Ratio of expenses to average net assets                      0.88%           0.86%           0.91%           0.89%           0.87%
Ratio of net investment income to average net assets         3.28%           1.69%           1.56%           2.08%           1.86%
Portfolio turnover rate                                    405.88%         787.66%         128.31%         395.42%         297.41%



UTILITIES STOCK PORTFOLIO                                   Year           Year            Year            Year            Year
                                                           ended          ended           ended           ended           ended
                                                         12/31/00       12/31/99        12/31/98        12/31/97        12/31/96
                                                         --------       --------        --------        --------        --------

Net assets, end of period ($000)                          $30,890        $18,051         $13,220         $10,670          $7,964
Ratio of expenses to average net assets                      1.29%          1.35%           1.44%           1.60%           1.61%
Ratio of net investment income to average net assets         1.74%          1.94%           1.73%           1.79%           2.24%
Ratio of expenses to average net assets before
   directed brokerage payments                               1.30%          1.35%           1.46%           1.65%           1.66%
Portfolio turnover rate                                     37.07%         69.20%          51.36%          41.22%          50.79%



GROWTH STOCK PORTFOLIO                                      Year           Year            Year            Year            Year
                                                            ended          ended           ended           ended           ended
                                                          12/31/00       12/31/99        12/31/98        12/31/97        12/31/96
                                                          --------       --------        --------        --------        --------

Net assets, end of period ($000)                          $57,187        $65,217         $51,168         $33,394         $24,414
Ratio of expenses to average net assets                      1.10%          1.15%           1.25%           1.34%           1.24%
Ratio of net investment income to average net assets         0.29%          0.39%           0.77%           0.83%           2.33%
Ratio of expenses to average net assets before
   waiver of fees and/or directed brokerage payments         1.12%          1.16%           1.26%           1.34%           1.24%
Portfolio turnover rate                                     58.03%         51.22%          79.98%         129.79%          81.66%



GROWTH MUTUAL FUND PORTFOLIO                                  Period from
                                                               2/29/00*
                                                              to 12/31/00
                                                              -----------

Net assets, end of period ($000)                               $20,374
Ratio of expenses to average net assets                           0.99%(1)
Ratio of net investment income to average net assets              0.63%(1)
Portfolio turnover rate                                         257.72%(2)

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Ratios/ Supplementary Data

AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO                       Period from
                                                               2/29/00*
                                                              to 12/31/00
                                                              -----------

Net assets, end of period ($000)                                $12,066
Ratio of expenses to average net assets                            1.00%(1)
Ratio of net investment income (loss) to average net assets       (0.02%)(1)
Portfolio turnover rate                                          302.02%(2)

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.



BOND PORTFOLIO                                              Year            Year            Year            Year            Year
                                                            ended           ended           ended           ended           ended
                                                          12/31/00        12/31/99        12/31/98        12/31/97        12/31/96
                                                          --------        --------        --------        --------        --------

Net assets, end of period ($000)                           $13,360         $12,427         $10,996         $16,909         $17,792
Ratio of expenses to average net assets                       0.45%           0.54%           0.57%           0.57%           0.61%
Ratio of net investment income to average net assets          5.66%           4.57%           4.97%           5.27%           4.99%
Ratio of expenses to average net assets before
   waiver of fees                                             0.75%           0.73%           0.73%           0.71%           0.68%
Portfolio turnover rate                                     375.47%         352.23%         225.11%         375.64%         778.59%



MONEY MARKET PORTFOLIO                                     Year            Year            Year            Year            Year
                                                           ended           ended           ended           ended           ended
                                                         12/31/00        12/31/99        12/3198         12/31/97        12/31/96
                                                         --------        --------        -------         --------        --------

Net assets, end of period ($000)                        $297,206      $1,104,197        $798,269        $587,019        $352,930
Ratio of expenses to average net assets                     0.19%           0.18%           0.18%           0.18%           0.19%
Ratio of net investment income to average net assets        6.05%           5.07%           5.39%           5.47%           5.34%
Ratio of expenses to average net assets before
   waiver of fees                                           0.30%           0.30%           0.30%           0.31%           0.33%


See accompanying notes to financial statements.

The Flex-funds Annual Report
Notes to Financial Statements
December 31, 2000

1.       ORGANIZATION

Each Fund of the Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-ended management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio seek capital growth or appreciation, without regard to current income, by investing in mutual funds and closed-end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants).

The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm Eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the six remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. In non-Money Market Portfolios, when such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

LETTER OF CREDIT

Each Portfolio, except Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. and Sector Capital Management, L.L.C. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital Management, L.L.C., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, L.L.C.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Utilities Stock Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital Management, L.L.C. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, L.L.C. pays all sub-subadvisors 0.25% on all average net assets; Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2000, MAM voluntarily waived $37,644 and $1,176,601 of investment advisory fees in the Money Market and Bond Portfolios, respectively.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

     or

b.   $7,500 for each Portfolio, except $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, MAM and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 2000, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                                     PURCHASES           SALES
---------                                     ---------           -----
Mutual Fund Portfolio                       $567,352,504      $652,376,648
Utilities Stock Portfolio                     13,690,796         7,741,235
Growth Stock Portfolio                        35,619,017        35,242,009
Growth Mutual Fund Portfolio                  53,942,001        32,974,784
Aggressive Growth Mutual Fund Portfolio       54,432,252        39,709,277
Bond Portfolio                                26,242,296        21,846,917

As of December 31, 2000, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                            COST BASIS OF    UNREALIZED      UNREALIZED      NET UNREALIZED
PORTFOLIO                                    INVESTMENTS    APPRECIATION    DEPRECIATION      APPRECIATION
---------                                    -----------    ------------    ------------      ------------
Mutual Fund Portfolio                       $107,601,922     $2,045,786     ($1,112,482)        $933,304
Utilities Stock Portfolio                     26,045,428      6,727,253      (1,869,330)       4,857,923
Growth Stock Portfolio                        53,653,717     12,568,005      (9,054,257)       3,513,748
Growth Mutual Fund Portfolio                  20,171,887        971,660        (727,934)         243,726
Aggressive Growth Mutual Fund Portfolio       11,571,789        708,065        (181,900)         526,165
Bond Portfolio                                12,762,758        349,810            (154)         349,656
Money Market Portfolio                       296,538,442            ---             ---              ---

Independent Auditors' Report

To the Shareholders and The Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, Growth Mutual Fund Portfolio, Aggressive Growth Mutual Fund Portfolio, Bond Portfolio and Money Market
Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, Growth Mutual Fund Portfolio, Aggressive Growth Mutual Fund Portfolio, Bond Portfolio and Money Market Portfolio (the Portfolios), including the portfolios of investments, as of December 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, Growth Mutual Fund Portfolio, Aggressive Growth Mutual Fund Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP

Columbus, Ohio
February 20, 2001

                      MANAGER AND INVESTMENT ADVISOR
                      Meeder Asset Management, Inc.
                      6000 Memorial Drive
                      P.O. Box 7177
                      Dublin, Ohio 43017

                      SUBADVISOR/THE UTILITIES STOCK PORTFOLIO
                      Miller/Howard Investments, Inc.
                      141 Upper Byrdcliffe Road, P.O. Box 549
                      Woodstock, New York 12498

                      SUBADVISOR/THE GROWTH STOCK PORTFOLIO
                      Sector Capital Management L.L.C.
                      5350 Poplar Avenue, Suite 490
                      Memphis, Tennesse 38119

                      BOARD OF TRUSTEES
                      Milton S. Bartholomew
                      Dr. Roger D. Blackwell
                      James Didion
                      Charles Donabedian
                      Robert S. Meeder, Sr.
                      Robert S. Meeder, Jr.
                      Jack Nicklaus II
                      Walter L. Ogle
                      Philip A. Voelker

                      CUSTODIAN
                      Firstar Bank, N.A. Cincinnati
                      Cincinnati, Ohio 45201

                      TRANSFER AGENT DIVIDEND DISBURSING AGENT
                      Mutual Funds Service Co.
                      6000 Memorial Drive
                      Dublin, Ohio 43017

                      AUDITORS
                      KPMG LLP
                      Columbus, Ohio 43215

THE FLEX-FUNDS
P.O. Box 7177, Dublin, OH 43017
TOLL FREE (800)325-3539

E-mail: flexfunds@meederfinancial.com
Internet: www.flexfunds.com